As filed with the Securities and Exchange Commission on May 6, 2002
                                            1933 Act Registration No. 333-______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ]  Pre-Effective Amendment No. ___     [  ]  Post-Effective Amendment No.____

                        (Check Appropriate Box or Boxes)
 ______________________________________________________________________________

                                MPAM FUNDS TRUST
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
 -------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
 -------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Jeff Prusnofsky, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Benjamin J. Haskin, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000
 ______________________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective under the Securities Act of 1933.

It is proposed that this filing will become effective on June 5, 2002, pursuant to Rule 488.

Title of securities being registered: MPAM class, Investor class and Dreyfus Premier class shares of beneficial interest in the series of the Registrant designated as MPAM Mid Cap Stock Fund.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, have been registered pursuant to Rule 24(f) under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                                MPAM FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:


   |X|      Cover Sheet

   |X|      Contents of Registration Statement

   |X|      Letter to Shareholders

   |X|      Notice of Special Meeting of Shareholders

   |X|      Part A - Prospectus/Proxy Statement

   |X|      Part B - Statement of Additional Information

   |X|      Part C - Other Information

   |X|      Signature Pages

   |X|      Exhibits

                         THE DREYFUS/LAUREL FUNDS, INC.
                    Dreyfus Premier Small Company Stock Fund

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

            As a shareholder of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

            The Board of Directors of the Company (the "Dreyfus Board") has determined that it would be in the best interest of the Acquired Fund and its shareholders if the Acquired Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by MPAM Advisers, a division of The Dreyfus Corporation, that has (1) a lower expense ratio, (2) a similar performance record, (3) a similar shareholder base, (4) similar investment policies and strategies, and (5) a primary portfolio manager who also is a co-primary portfolio manager of the Acquired Fund. It is proposed that this exchange take place with MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust. Based on the similarities of the funds, the Dreyfus Board believes that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs.

            Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund and holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring

Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange without the imposition of a sales charge.

            Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

            Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

            THE DREYFUS BOARD RECOMMENDS THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

            If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

                                   Sincerely,

                                   Stephen E. Canter,
                                   President

June __, 2002

                         THE DREYFUS/LAUREL FUNDS, INC.
                    Dreyfus Premier Small Company Stock Fund

                           --------------------------


                    Notice of Special Meeting of Shareholders

                           ---------------------------



To the Shareholders:

            A Special Meeting of Shareholders of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 22, 2002, at 10:00 a.m. for the following purposes:

            1. To consider an Agreement and Plan of Reorganization between the Company, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM Mid Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities. Holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Thereafter, the Acquired Fund would be terminated as a series of the Company; and

            2. To transact such other business that may properly come before the meeting or any adjournment or adjournments thereof.

            Shareholders of record at the close of business on May 30, 2002 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Directors



                                    Steven F. Newman,
                                    Secretary

New York, New York
June ___, 2002

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

      A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE ACQUIRED FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
===============================================================================

                         THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS PREMIER SMALL COMPANY STOCK FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 554-4611

                                  June __, 2002


                          ACQUISITION OF THE ASSETS OF

                    DREYFUS PREMIER SMALL COMPANY STOCK FUND

       IN EXCHANGE FOR SHARES OF, AND ASSUMPTION OF STATED LIABILITIES BY,

                             MPAM MID CAP STOCK FUND


                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2002

            This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of its series, Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), to be used at the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on Thursday, August 22, 2002, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of

------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------
record at the close of business on May 30, 2002 are entitled to receive notice of and to vote at the Meeting.

            Under the terms of the proposal to be considered at the Meeting, MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"), would acquire all of the assets and assume stated liabilities of the Acquired Fund and holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The submission of the Exchange to Acquired Fund shareholders for their approval at the Meeting is referred to as the "Proposal." The Acquired Fund's Class A, Class B, Class C, Class R and Class T shares are referred to collectively as the "Acquired Fund Shares." The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

            This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Acquired Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

            A Statement of Additional Information ("SAI") dated June ___, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by this reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference and other information regarding the Acquiring Fund and the Acquired Fund. A copy of the SAI is available without charge by calling 1-800-554-4611 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

            Each Fund is a series of an open-end management investment company advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM Advisers, a division of Dreyfus. The Acquiring Fund has a lower expense ratio than the Acquired Fund. The Funds have similar performance records, investment policies and strategies, and shareholder bases, and the primary portfolio manager of the Acquiring Fund serves as a co-primary portfolio manager of the Acquired Fund. The Acquired Fund is a separate series of the Company and the Acquiring Fund is a separate series of the MPAM Trust. The substantive differences between the Funds are set forth herein.

            The Acquiring Fund's prospectus relating to the Investor shares and MPAM shares, and its prospectus relating to the Dreyfus Premier shares, both dated May [___], 2002 (collectively, the "Acquiring Fund's Prospectuses"), the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2001 and the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2002, all accompany this Prospectus/Proxy Statement.The Acquiring Fund's Prospectuses and the financial statements contained in the Annual Report and Semi-Annual Report are incorporated by reference. FOR A FREE COPY OF THE ACQUIRED FUND'S PROSPECTUS DATED MARCH 1, 2002 (THE "ACQUIRED FUND'S PROSPECTUS") AND THE ACQUIRED FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001, WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

            Shareholders are entitled to one vote for each Acquired Fund Share, par value $0.001, and fractional votes for each fractional Acquired Fund Share, they hold. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of April 30, 2002, the following numbers of Acquired Fund Shares were issued and outstanding:

--------------------------------------------------------------------------------
Class A Shares  Class B Shares  Class C Shares  Class R Shares  Class T Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Proxy materials will be mailed to shareholders of record on or about June 12, 2002.

                                TABLE OF CONTENTS

SUMMARY......................................................................6

REASONS FOR THE EXCHANGE....................................................30

INFORMATION ABOUT THE EXCHANGE..............................................31

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................37

VOTING INFORMATION..........................................................38

FINANCIAL STATEMENTS AND EXPERTS............................................45

OTHER MATTERS...............................................................46

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES..........................................................46

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

                                     SUMMARY

            This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Acquired Fund's Prospectus and the Agreement and Plan of Reorganization, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

            PROPOSED TRANSACTION. The Board of Directors of the Company (the "Dreyfus Board"), including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each such Acquiring Fund Investor share, Dreyfus Premier share and MPAM share being herein collectively referred to as the "Acquiring Fund Shares." Each Acquired Fund shareholder would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated as a series of the Company.

            As a result of the Exchange, each Acquired Fund shareholder would cease to be a shareholder of the Acquired Fund and would become a shareholder of the corresponding class of the Acquiring Fund (as described above) as of the close of business on the date of the Exchange.

            The Dreyfus Board has concluded unanimously that the Exchange would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

            TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Funds will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes, (a) the Acquired Fund's shareholders will recognize no gain or loss as a direct result of the Exchange, (b) an Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives will be the same as the shareholder's aggregate tax basis in its Acquired Fund shares, and an Acquired Fund shareholder's holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date (as defined below)) and (c) the Acquiring Fund's aggregate tax basis in the Acquired Fund's assets transferred thereto as a result of the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor. See "Information about the Exchange--Federal Income Tax Consequences."

            COMPARISON OF THE FUNDS. The following discussion is primarily a summary of certain parts of the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those prospectuses, which are incorporated herein by reference.

            GOAL/APPROACH. The Acquired Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2500(TM) Stock Index ("Russell 2500"). To pursue its goal, the Acquired Fund normally invests at least 80% of its assets in stocks of small U.S. companies. The Acquired Fund considers small companies to have market capitalizations ranging between $500 million and $5 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole.

            The Acquiring Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400"). To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in stocks of midsize domestic companies. The Acquiring Fund considers mid-cap companies to have market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole.

            The Funds may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The Funds choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. In selecting securities for each of the Funds, the investment adviser uses computer modeling to identify and rank stocks within an industry or sector, based on:

               |X| value, or how a stock is priced relative to its perceived
                   intrinsic worth

               |X| growth, in this case the sustainability or growth of earnings

               |X| financial profile, which measures the financial health of the company

            Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The Acquired Fund and Acquiring Fund are structured so that their sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the Russell 2500 and S&P MidCap 400, respectively. See "Goal/Approach" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses, respectively.

            MAIN RISKS. The risks associated with an investment in the Funds are substantially similar. These risks are discussed below. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the Funds will go up and down, sometimes dramatically, which means you could lose money.

            Small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on each Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the Funds' investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop.

            Each Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on each Fund's performance depends on a variety of factors including the number of IPOs each Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of each Fund. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

            Although each Fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to its respective benchmark index, the Funds are expected to hold fewer securities than their respective index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the Funds to underperform their respective index.

            By investing in a mix of growth and value companies, the Funds assume the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the respective portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

            Each Fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political and economic instability.

            The Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral.

            Additionally, at times, each Fund may invest in certain derivatives, such as options and futures, and in foreign currencies. While used primarily to hedge the fund's portfolio and to seek increased returns, such strategies can increase volatility and lower returns. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on each Fund's performance.

            See "Main Risks" in each Fund's Prospectus and "The Funds' Investments, Related Risks and Limitations" in the Acquiring Fund's Statement of Additional Information and "Description of the Fund/Company" in the Acquired Fund's Statement of Additional Information for a discussion of their respective investment risks.

            ACCOUNT POLICIES. The Acquiring Fund offers three classes of shares:
MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares of the Acquiring Fund generally are offered only to (1) clients of the Private Wealth Management group of Mellon Financial Corporation ("Mellon")(1) that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon


--------
(1) Mellon's Private Wealth Management group refers to its business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company and other bank and trust company subsidiaries of Mellon.

Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates ("MPAM Clients"), and (2) persons or entities that have not been MPAM Clients and who have held MPAM shares since July 10, 2001. MPAM shares owned by MPAM Clients are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent.

            Investor shares of the Acquiring Fund generally are offered only to
(1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Acquiring Fund Shares, and (2) individuals or entities that are not MPAM Clients and that receive a transfer of Acquiring Fund Shares from an MPAM Client, except that such individuals or entities that have held MPAM shares since July 10, 2001 will continue to be eligible to purchase MPAM shares of the Acquiring Fund for their then-existing accounts (collectively, "Individual Clients"). Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").

            Dreyfus Premier shares of the Acquiring Fund generally are offered only to shareholders of a fund that receive Dreyfus Premier shares upon the reorganization of that fund into the Acquiring Fund. Dreyfus Premier shares will convert to Investor shares six years after their date of purchase. Dreyfus Premier shares will be held in Individual Accounts.

            The Acquired Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class T shares. The Acquired Fund's shares are designed primarily for people who are investing through a third party, such as a bank, broker-dealer, financial adviser or other eligible institution, or in a 401(k) or other retirement plan.

            Currently, a majority of the shares of each Fund are held by MPAM Clients.

            CAPITALIZATION. The following tables set forth as of February 28, 2002, (1) the capitalization of the respective classes of Acquired Fund Shares,
(2) the capitalization of the respective classes of Acquiring Fund Shares and
(3) the pro forma capitalization of the respective classes of Acquiring Fund Shares, adjusted to show the effect of the Exchange had it occurred on that date.

                                                                                         Pro Forma
                                                                                           After
                                                                                          Exchange
                   Acquired          Acquired         Acquired         Acquiring         Acquiring
                 Fund Class A      Fund Class C     Fund Class T     Fund Investor     Fund Investor
                    Shares            Shares          Shares             Shares            Shares
                 ------------      ------------     ------------     -------------     --------------

Total net       $16,481,737        $3,571,709        $140,513          $202,092          $20,396,051
assets
Net asset value
  per share     $18.33             $17.33            $18.22            $11.28            $11.28
Shares
outstanding     899,326            206,041           7,710             17,921            1,808,331


                                                              Pro Forma After
                                                                  Exchange
                                            Acquiring Fund     Acquiring Fund
                     Acquired Fund          Dreyfus Premier    Dreyfus Premier
                     Class B Shares             Shares             Shares
                    --------------          ---------------   ----------------

Total net            $22,626,257                  $0            $22,626,257
assets
Net asset value
  per share          $17.32                      N/A              $11.28
Shares
outstanding          1,306,247                     0            2,005,691


                                                              Pro Forma After
                                                                  Exchange
                     Acquired Fund          Acquiring Fund     Acquiring Fund
                     Class R Shares          MPAM Shares         MPAM Shares
                     --------------         --------------    ---------------

Total net             $258,711,100           $910,609,005     $1,169,320,105
assets
Net asset value
  per share           $18.60                    $11.28            $11.28
Shares
outstanding           13,910,775              80,740,879        103,678,859


            SALES CHARGES. The Acquired Fund's Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% and 4.50%, respectively, and shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge ("CDSC") of 1.00% if they are sold within one year of purchase. The Acquired Fund's Class B shares and the Acquiring Fund's Dreyfus Premier shares are subject to a maximum CDSC of 4.00%. The Acquired Fund's Class C shares are subject to a maximum CDSC of 1.00%. The Acquired Fund's Class R shares and the Acquiring Fund's MPAM and Investor shares are not subject to any sales charge. The CDSCs applicable to the Acquired Fund's Class A, Class B, Class C and Class T shares are waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, on receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Exchange will be deemed to have been purchased by the Acquired Fund shareholders on the date such shareholders purchased their Class B shares of the Acquired Fund. See "Expenses" and "Your Investment - Account Policies - Share class charges" in the Acquired Fund's Prospectus for a more complete description of the Acquired Fund's sales charges. See "Expenses" and "Your Investment - Contingent Deferred Sales Charge (CDSC)" in the Acquiring Fund's Prospectus offering Dreyfus Premier shares for a more compete description of the Acquiring Fund's sales charges.

ACQUIRED FUND - SALES CHARGES
-----------------------------

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES

--------------------------------------------------------------------------------
Your Investment             Sales charge deducted as   Sales charge as a % of
                            a % of offering price      your net investment
--------------------------------------------------------------------------------
                            Class A      Class T       Class A      Class T

--------------------------------------------------------------------------------
Up to $49,999               5.75%        4.50%         6.10%        4.70%
--------------------------------------------------------------------------------
$50,000 - $99,999           4.50%        4.00%         4.70%        4.20%
--------------------------------------------------------------------------------
$100,000 - $249,999         3.50%        3.00%         3.60%        3.10%
--------------------------------------------------------------------------------
$250,000 - $499,999         2.50%        2.00%         2.60%        2.00%
--------------------------------------------------------------------------------
$500,000 - $999,999         2.00%        1.50%         2.00%        1.50%
--------------------------------------------------------------------------------
$1 million or more*         0.00%        0.00%         0.00%        0.00%
--------------------------------------------------------------------------------
Class A shares also carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)
-------------------------------------------------------
Up to 2 years               4.00%
-------------------------------------------------------
2 - 4 years                 3.00%
-------------------------------------------------------
4 - 5 years                 2.00%
-------------------------------------------------------
5 - 6 years                 1.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                            convert to Class A
-------------------------------------------------------
Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES
A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.

CLASS R - NO SALES LOAD OR RULE 12b-1 FEES

--------------------
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment). The CDSCs applicable to Class A, Class B, Class C and Class T shares of the Acquired Fund are waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares.


ACQUIRING FUND - SALES CHARGES
------------------------------

MPAM SHARES - NO SALES LOAD OR RULE 12b-1 FEES

INVESTOR SHARES - NO SALES LOAD OR RULE 12b-1 FEES

DREYFUS PREMIER SHARES
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)
-------------------------------------------------------
Up to 2 years               4.00%
-------------------------------------------------------
2 - 4 years                 3.00%
-------------------------------------------------------
4 - 5 years                 2.00%
-------------------------------------------------------
5 - 6 years                 1.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                            convert to Investor shares
-------------------------------------------------------
Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

            FEES AND EXPENSES. The management fee structures of the Funds differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquired Fund pays Dreyfus a "unitary fee" at the annual rate of 1.25% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all Acquired Fund expenses except brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses. The Acquiring Fund pays a separate management fee at an annual rate of 0.75% of the value of its average daily net assets. As described in the tables below, the Acquiring Fund also pays other fund expenses, including Rule 12b-1 fees, shareholder service fees and an administration fee payable to Mellon Bank for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional services. The administration fee paid by the Acquiring Fund is calculated at the annual rate of the following percentages of the Acquiring Fund's aggregate average daily net assets and is based on the aggregate assets of the series in the MPAM Trust as a whole:

--------------------------------------------------------------------------
                                              ANNUAL ADMINISTRATION FEE
                                              (as a percentage of average
 AGGREGATE ASSETS OF MPAM TRUST               daily net assets)
--------------------------------------------------------------------------
$0 to $6 billion                              0.15%
--------------------------------------------------------------------------
Greater than $6 billion to $12 billion        0.12%
--------------------------------------------------------------------------
Greater than $12 billion                      0.10%
--------------------------------------------------------------------------

As of August 31, 2001, based on certain assets of the MPAM Trust in the aggregate, the administration fee payable by the Acquiring Fund was 0.145%.

            The following information concerning fees and expenses of the Funds is derived from information set forth under the caption "Expenses" in the Acquiring Fund's Prospectuses and the Acquired Fund's Prospectus. The fees and expenses set forth below are for the fiscal year ended October 31, 2001 for the

Acquired Fund and the fiscal year ended August 31, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of each Fund as of February 28, 2002. Annual fund operating expenses are paid out of each Fund's assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                             Acquired         Acquired       Acquired       Acquiring      Pro Forma After
                               Fund             Fund           Fund           Fund            Exchange
                             Class A          Class C        Class T        Investor       Acquiring Fund
                              Shares           Shares         Shares         Shares        Investor Shares
                              ------           ------         ------         ------        ---------------
Management fees                1.25%          1.25%            1.25%          0.75%           0.75%
Rule 12b-1 fee                 0.25%          1.00%            0.50%          None            None
Shareholder
services fee                   None           None             None           0.25%           0.25%
Other expenses                 0.00%          0.00%            0.00%          0.40%           0.18%*

Total Annual Fund
Operating Expenses             1.50%          2.25%            1.75%          1.40%           1.18%
------------------
Less: Fee waiver
and/or expense                 None           None             None           None            None
reimbursement
Net Operating
Expenses                       1.50%          2.25%            1.75%          1.40%           1.18%
------------------
* Excludes merger related expenses.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                          Pro Forma After
                          Acquired      Acquiring Fund        Exchange
                            Fund           Dreyfus         Acquiring Fund
                          Class B       Premier Shares    Dreyfus Premier
                           Shares       --------------         Shares
                           ------                              ------

Management fees             1.25%           0.75%               0.75%
Rule 12b-1 fee              1.00%           0.75%               0.75%
Shareholder
services fee                None            0.25%               0.25%
Other expenses              0.00%           0.17%*              0.17%*,**
Total Annual
Fund Operating              2.25%           1.92%               1.92%
Expenses
--------------
Less: Fee
waiver and/or               None            None                None
expense
reimbursement
Net Operating
Expenses                    2.25%           1.92%               1.92%
--------------
* Estimated fees paid by the Acquiring Fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM Trust in the aggregate) payable to Mellon Bank for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.
** Excludes merger related expenses.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                       Acquired        Acquiring      Pro Forma After
                         Fund            Fund             Exchange
                       Class R           MPAM          Acquiring Fund
                        Shares          Shares          MPAM Shares
                        ------          ------          -----------

Management fees          1.25%           0.75%            0.75%
Rule 12b-1 fee           None            None             None
Shareholder
services fee             None            None             None
Other expenses           0.00%           0.18%            0.17%*
Total Annual
Fund Operating           1.25%           0.93%            0.92%
Expenses
--------------
Less: Fee
waiver and/or
expense                  None            None             None
reimbursement
Net Operating
Expenses                 1.25%           0.93%            0.92%
--------------
*  Excludes merger related expenses.

EXPENSE EXAMPLE

            This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                            1 Year    3 Years    5 Years     10 Years

Acquired Fund
-------------
Class A Shares              $719      $1,022     $1,346       $2,263
Class B Shares
WITH REDEMPTION             $628      $1,003     $1,405       $2,223*
WITHOUT REDEMPTION          $228      $703       $1,205       $2,223*
Class C Shares
WITH REDEMPTION             $328      $703       $1,205       $2,585
WITHOUT REDEMPTION          $228      $703       $1,205       $2,585
Class R Shares              $127      $397       $686         $1,511
Class T Shares              $620      $976       $1,356       $2,420

Acquiring Fund
--------------
MPAM Shares                 $95       $296       $515         $1,143
Investor Shares             $143      $443       $766         $1,680
Dreyfus Premier Shares
WITH REDEMPTION             $595      $903       $1,237       $1,985**
WITHOUT REDEMPTION          $195      $603       $1,037       $1,985**

Acquiring Fund
Pro Forma After Exchange
------------------------
MPAM Shares                 $94       $293       $509         $1,131
Investor Shares             $120      $375       $649         $1,432
Dreyfus Premier Shares
WITH REDEMPTION             $595      $903       $1,237       $1,985**
WITHOUT REDEMPTION          $195      $603       $1,037       $1,985**

* Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

** Assumes conversion of Dreyfus Premier shares to Investor shares at end of the sixth year following the date of purchase.

            ACQUIRING FUND'S PAST PERFORMANCE. The bar chart and tables shown below illustrate the risks of investing in the Acquiring Fund. Before the Acquiring Fund commenced operations, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Acquiring Fund were transferred to it. The bar chart shows you how the performance of the Acquiring Fund's MPAM shares has varied from year to year. The table below compares the performance of the Acquiring Fund's MPAM shares over time to that of the S&P MidCap 400, a market-capitalization-weighted index of 400 medium-capitalization stocks. Please note that the performance figures for the Acquiring Fund's MPAM shares in the bar chart and table represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the Acquiring Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Acquiring Fund's MPAM shares as they were estimated prior to the conversion of the CTF into the Acquiring Fund, and the performance of the Acquiring Fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the Acquiring Fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the Acquiring Fund, which would lower performance shown.

            All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since the Acquiring Fund's Investor shares have less than one full calendar year of performance and its Dreyfus Premier shares are a new class, past performance information is not available for either class. Performance for each share class will vary due to the differences in expenses. Because the Acquiring Fund's Dreyfus Premier shares and Investor shares are subject to higher expenses, the performance of those classes will be lower than the performance of the Acquiring Fund's MPAM shares.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)*
ACQUIRING FUND - MPAM SHARES

16.89    15.43   -1.64    39.38   22.21   23.30   -5.59   10.72  7.87   -1.88
--------------------------------------------------------------------------------
`92      `93     `94      `95     `96     `97     `98     `99    `00    `01

Best Quarter:     Q4'99                   16.55%
Worst Quarter:    Q3'98                   -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE MPAM SHARES AS OF 3/31/02 WAS 2.26%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRING FUND - MPAM SHARES

                                     1 Year   5 Years  10 Years
                                     ------   -------- --------
MPAM Shares*                         -1.88%   6.41%    11.92%
S&P MidCap 400                       -0.62%   16.11%   15.01%
----------------------------
*Reflects the performance of the predecessor CTF through 10/1/00.

            ACQUIRED FUND'S PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquired Fund. The bar chart shows the changes in the Acquired Fund's Class R performance from year to year. The table compares the average annual total returns of each Acquired Fund share class to those of the Russell 2500, a broad measure of small company performance. These returns reflect any applicable sales charges. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRED FUND - CLASS R SHARES

                        40.43  22.13   22.01 -5.85   10.04  7.86  -2.36
--------------------------------------------------------------------------
`92      `93    `94     `95    `96     `97   `98     `99    `00   `01

Best Quarter:           Q4 '01                  16.59%
Worst Quarter:          Q3 '98                  -21.81%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRED FUND - CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES


Share Class/                                            Since
Inception Date                       1 Year   5 Years   Inception
--------------                       ------   --------  ---------

Class A Shares     (9/2/94)          -8.21%   4.39%     10.57%
Class B Shares     (12/19/94)        -7.11%   4.48%     12.06%*
Class C Shares     (12/19/94)        -4.29%   4.83%     11.95%
Class R Shares     (9/2/94)          -2.36%   5.89%     11.73%
Class T Shares     (8/16/99)         -7.28%     -       4.35%
Russell 2500                         1.22%    10.34%    13.22%**

* Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

**Based on the life of Class A and Class R. For comparative purposes, the value of the index on 8/31/94 is used as the beginning value on 9/2/94.

            INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Acquired Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages approximately $192 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $610 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

            PRIMARY PORTFOLIO MANAGERS. The co-primary portfolio managers for the Acquired Fund are Anthony J. Galise and James C. Wadsworth. Mr. Galise also is the primary portfolio manager for the Acquiring Fund. Mr. Galise has been employed by Dreyfus as a portfolio manager since April 1996. He is a vice president and portfolio manager at Mellon Bank. He joined

Mellon in 1993 with over 20 years of equity investment experience. Mr. Wadsworth has been employed by Dreyfus as a portfolio manager since October 1994. He is also senior vice president of Mellon Bank. He has been employed by Mellon Bank since 1977.

            BOARD MEMBERS. The Company and the MPAM Trust have different Board members. For a description of the respective Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Acquired Fund's Statement of Additional Information under the caption "Management of the Fund."

            PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Acquired Fund and Acquiring Fund differ depending on the nature of the shareholder. The purchase and redemption procedures of the Class R shares of the Acquired Fund and the MPAM shares of the Acquiring Fund are similar for most holders since they are designed for persons who hold these shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances, purchases and redemptions are effected through that financial service provider. In the case of the Acquiring Fund, MPAM shares owned by MPAM Clients generally are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent. Purchases and redemptions of MPAM shares for MPAM Accounts are effected through the client relationship with Mellon's Private Wealth Management group. Purchases and redemptions of MPAM shares through Individual Accounts may be made in the same manner as Investor shares, described below.

            Class A, Class B, Class C and Class T shares of the Acquired Fund are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Purchase and redemption of Class

A, Class B, Class C and Class T shares of the Acquired Fund, and Investor shares and Dreyfus Premier shares of the Acquiring Fund, may be made by mail, wire, electronic check or TELETRANSFER, or automatically, as described in the Prospectus of the Acquired Fund under "Instructions for Regular Accounts" and in the Prospectus of the Acquiring Fund offering MPAM shares and Investor shares under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts" and in the Prospectus of the Acquiring Fund offering Dreyfus Premier shares under "Your Investment - Account Policies."

            DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. The Acquired Fund's Class A, Class B, Class C and Class T shares are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Acquired Fund's Rule 12b-1 Plans, the Acquired Fund pays its distributor an annual fee at a rate of 0.25%, 1.00%, 1.00% and 0.50% of the value of the average daily net assets attributable to the fund's Class A, Class B, Class C and Class T shares, respectively, for distribution expenses and shareholder services. There is no Rule 12b-1 Plan for Class R shares of the Acquired Fund. The Acquiring Fund's Dreyfus Premier shares are subject to a Rule 12b-1 Plan under which the Acquiring Fund pays its distributor an annual fee at a rate of 0.75% of the value of the average daily net assets attributable to Dreyfus Premier shares to finance the sale and distribution of that class of shares. Because the fees under the respective Rule 12b-1 Plans are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Expenses" in the Acquired Fund's Prospectus and "Distribution and Service Plans" in the Acquired Fund's Statement of Additional Information. See "Expenses" in the Acquiring Fund's Prospectus relating to the offering of Dreyfus Premier shares and "Distribution and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information.

            Investor shares and Dreyfus Premier shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to the respective class for providing shareholder services to holders of shares of the class. The Acquired Fund has not adopted a Shareholder Services Plan, but (as described above) has a Rule 12b-1 Plan that provides for payments for shareholder services.

            SHAREHOLDER SERVICES AND PRIVILEGES. The following shareholder services and privileges are offered to holders of Acquired Fund Shares, as well as holders of Investor shares, Dreyfus Premier, and MPAM shares of the Acquiring Fund who hold those shares in Individual Accounts: Automatic Asset Builder(R) - for making automatic investments from a designated bank account; Payroll Savings Plan - for making automatic investments through a payroll deduction; Government Direct Deposit Privilege - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; Dividend Sweep - for automatically reinvesting the dividends and other distributions from one fund into another; Auto-Exchange Privilege - for making regular exchanges from one fund into another; Automatic Withdrawal Plan - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access. For a more complete description of shareholder services, see "Your Investment - Services for Fund Investors" in the Acquired Fund's Prospectus, "Your Investment - Services For Fund Investors" in the Acquiring Fund's Prospectus offering the Dreyfus Premier shares and "Your

Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund's Prospectus offering the MPAM shares and Investor shares.

            Holders of MPAM shares of the Acquiring Fund who are MPAM Clients and do not have Individual Accounts should contact their account officer for information concerning purchases, sales or exchanges of MPAM shares in lieu of using the services listed above. Banks, broker-dealers and other financial institutions may not make all of these services and privileges available to shareholders of the Acquired Fund. Consult your financial representative for more information on the availability of these services and privileges.

            DIVIDENDS AND OTHER DISTRIBUTIONS. The distribution policies of the Funds are identical, although the actual amounts of dividends and other distributions paid per share by the Funds are different. See "Dividends, Other Distributions and Taxes" in each Fund's Statement of Additional Information.

            LEGAL FORM OF ORGANIZATION. The Company is a Maryland corporation governed by its Articles of Incorporation dated July 31, 1987, as amended from time to time (the "Articles"). The MPAM Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust").

            Under Maryland law, shareholders of the Acquired Fund have no personal liability as such for the Company's acts or obligations. Under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for its acts or obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the MPAM

Trust and the Board of Trustees of the MPAM Trust (the "MPAM Trustees"), respectively. Also, the Declaration of Trust provides for indemnification out of the Acquiring Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Acquiring Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

            For a more detailed discussion of the legal organization of the Company and the MPAM Trust, see the Statement of Additional Information of the Acquired Fund under the sections entitled "Description of the Fund/Company" and "Information About the Fund/Company" and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Massachusetts and Maryland law.

                            REASONS FOR THE EXCHANGE

            The Dreyfus Board and MPAM Trustees (collectively, the "Boards") each has concluded that the Exchange is in the best interests of its Fund and its Fund's shareholders. Based on the similarities of the Funds, the Boards believe that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these Funds.

            In determining whether to recommend approval of the Exchange, the Boards considered the following factors, among others: (1) the compatibility of the Funds' investment objectives, management policies and investment restrictions, as well as shareholder services they offer; (2) a co-primary portfolio manager of the Acquired Fund also is the primary portfolio manager of the Acquiring Fund; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Funds, as well as the estimated expense ratio of the combined Acquiring Fund; (5) unlike Class A, Class C and Class T shares of the Acquired Fund, purchases and redemptions of Investor shares of the Acquiring Fund are not subject to a sales charge; (6) the relative performance of the Funds; (7) the tax-free nature of the Exchange; (8) a majority of each Fund's shares are held by MPAM Clients; (9) the estimated costs to be incurred by the Funds as a result of the Exchange; and (10) the alternatives to the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

            PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities on or about August 29, 2002 or another date the parties agree on (the "Closing Date"). The number of the Acquiring Fund's MPAM shares, Investor shares and Dreyfus Premier shares to be issued to shareholders of the corresponding class of the Acquired Fund will be determined on the basis of those shares' respective net asset values per share and the aggregate net assets attributable to each class of the Acquired Fund, respectively, all generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) (except for certain options and futures contracts, if any, which may be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Funds will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Acquired Fund's Prospectus and "Your Investment - Account Policies and Services - Buying Shares" in the Acquiring Fund's Prospectuses, and under the caption "Determination of Net Asset Value" in their respective Statements of Additional Information.

            On or before the Closing Date, the Acquired Fund will declare a dividend or dividends that, together with all previous dividends, will have the effect of distributing to the Acquired Fund's shareholders all of its (1) investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or before the Closing Date and (2) net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

            As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute PRO RATA to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it receives in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the Acquiring Fund's share records in the name of each such Acquired Fund shareholder and crediting each such account with the respective PRO RATA number of MPAM shares, Investor shares or Dreyfus Premier shares due to the shareholder. Holders of Class A, Class C and Class T shares of the Acquired Fund will receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund will receive MPAM shares of the Acquiring Fund. Each such Acquired Fund shareholder will receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent MPAM shares, Investor shares and Dreyfus Premier shares, respectively, distributed to the record holders of the Acquired Fund.

            The Plan may be amended at any time before the Exchange. The Company will provide Acquired Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Funds under the Plan are subject to various conditions, including approval by Acquired Fund shareholders holding the requisite number of Acquired Fund shares and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

            The total expenses of the Exchange are expected to be approximately $88,100, which will be borne by the Funds pro rata according to the aggregate net assets of the Acquired Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. Those expenses include professional fees and costs of soliciting proxies for the meeting of the Acquired Fund's shareholders, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation. Additionally, Dreyfus will bear some of the indirect costs of the Exchange by providing employee time and effort in its planning, preparation and consummation. The Acquired Fund will not incur any brokerage expenses or finders fees in connection with the transfer of its assets to the Acquiring Fund.

            If the Plan is not approved by the Acquired Fund's shareholders, the Dreyfus Trustees will consider other appropriate courses of action.

            The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

            TEMPORARY SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S INVESTMENT RESTRICTIONS. Because certain of the Acquired Fund's existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions that restrict its ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

            FEDERAL INCOME TAX CONSEQUENCES. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. As a condition to the closing of the Exchange, the MPAM Trust and the Company will receive an opinion of Kirkpatrick & Lockhart

LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions and certain facts, assumptions and representations, for Federal income tax purposes:

            (1) The Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund shareholders in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) The Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares;

            (3) The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and its assumption of the Acquired Fund's stated liabilities;

            (4) The Acquiring Fund's tax basis in the Acquired Fund's assets it receives in the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;

            (5) An Acquired Fund shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund shares solely for Acquiring Fund Shares pursuant to the Exchange; and

            (6) An Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Exchange will be the same as the aggregate tax basis in its Acquired Fund shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund shares (provided the shareholder held them as capital assets on the Closing Date).

            The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on either Fund or any Acquired Fund shareholder with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

            The Acquiring Fund's utilization after the Exchange of any pre-Exchange capital losses the Acquired Fund realized could be subject to limitation in future years under the Code.

            NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

            The Dreyfus Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Acquired Fund and its shareholders and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Exchange. Pursuant to the Articles and By-Laws, the Plan and the Exchange require the approval of the holders of at least two-thirds of the outstanding voting shares of the Acquired Fund.

        THE DREYFUS BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
                             PLAN AND THE EXCHANGE.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

            Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

            The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by either Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102 and at the Northeast regional office of the Commission at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

            In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Funds may pay persons holding Acquired Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Acquired Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

            If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote

Acquired Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

            If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Acquired Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Acquired Fund shares entitled to vote at the Meeting.

            The votes of the Acquiring Fund's shareholders are not being solicited because their approval or consent is not necessary for the Exchange.

            As of May 1, 2002, the following were known by the Acquired Fund to own of record 5% or more of the indicated class of the Acquired Fund's outstanding voting shares:

Class A Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Mellon Bank NA Cust                7.9832%
FBO Credit Lyonnais
Cayman Island Branch
135 Santilli HWY
RM 026-0320
Everett, MA 02149-1906

Citicorp USA Inc as Collateral     7.7820%
Pledgee Inc of MDT Investments
1 Sansome St FL 24
San Francisco, CA 94104-4448

Nationwide Advisory Services,      7.2735%
Inc
c/o Portfolio Select-Omnibus
Attn Cash Control
3435 Stelzer Road
Columbus, OH  43219-6004

Charles Schwab & Co Inc            5.9565%
Reinvest Account
Attn Mutual Funds
101 Montgomery St
San Francisco, CA  94104-4122

Security Trust Company as          5.3129%
Trustee
FBO Oberthur Card System
401K Profit Sharing Plan
2390 E Camelback Road
Ste 240
Phoenix, AZ  85016-3474

Class B Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------
MLPF & S FBO Its Customers         7.3828%
Attn Fund Administration A/C
97F6
4800 Deer Lake Drive E #3
Jacksonville, FL  32246-6484

Nationwide Advisory Services       7.2599%
Inc
c/o Portfolio Select-Omnibus
Attn Cash Control
3435 Stelzer Road
Columbus, OH  43219-6004

Class C Shares
--------------

Name and Address                                Percentage Outstanding
----------------                                ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

MLPF & S for the Sole Benefit      31.1450%
of Its Customers
Attn Fund Administration
A/C 97F69
4800 Deer Lake Drive E
FL 3
Jacksonville, FL  32246-6484

Class T Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Circle Trust Company Cust          24.0410%
FBO Garney Holding Company
EMP Stock Ownership Plan &
Trust
Metro Center
One Station Place
Stamford, CT  06902

Salomon Smith Barney Inc.          15.7216%
00163668943
333 West 34th Street -
3rd Floor
New York, NY  10001-2483

A. G. Edwards & Sons Inc Cust      12.0111%
FBO Roger F. Standorf S/D IRA
UA
7003 Gehin Dr
Belleville, WI  53508-9752

NFSC FEBO #037-522570              10.1026%
Cheryl Newsome
TOD Arkisha Macon
TOD Sergio Newsome
10826 Ryan Oaks Dr
Houston, TX  77065-3138

Salomon Smith Barney Inc.          8.8041%
00163668938
333 West 34th Street
3rd Floor
New York, NY  10001-2483

PaineWebber FBO                    8.0716%
Shirley M Pennington TTEE
Shirley M Pennington TR
DTD 05-03-01
3971 Vesper Ct
Naperville, IL  60564-7137

Prudential Securities Inc FBO      5.3233%
Ms Annie Y Harris TTEE
Annie Y Harris
Living Trust UA DTD 08/21/98
8029 Willow Ave
Mechanicsville, VA  23111-3612

            As of May 1, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

MPAM Shares
-----------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

MAC & Co                           49.6091%
Attn MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA  15253-4005

MAC & Co                           39.8190%
Attn MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA  15253-4005

MAC & Co                           7.0780%
Attn MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA  15253-4005

Investor Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Barbara S Sale                     47.0504%
104 Saint Dunstans Rd
Baltimore, MD  21212-3310

Craig E Woods &                    14.8299%
Mary Jane Woods JTWROS
32 Lookover Lane
Yardley, PA  19067-1521

Nancy J Duffy &                    14.8299%
Colin C Duffy JTWROS
69 Smith St
Rouses Point, NY  12979-1602

Barry G Woods &                    14.8299%
Patricia B Woods JTWROS
1003 Moreland Rd
Willow Grove, PA  19090-3034

Dwight D Walker                    5.3161%
544 Brandermill Rd
Evans, GA  30809-3924

            As of April 30, 2002, the Dreyfus Board and officers of the Company, as a group, owned less than 1% of each class of the Acquired Fund's outstanding shares. As of April 30, 2002, the MPAM Trustees and officers of the MPAM Trust, as a group, owned less than 1% of each class of the Acquiring Fund's outstanding shares. As of April 30, 2002, there were no outstanding Dreyfus Premier shares of the Acquiring Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

            The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2001, and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2001, have been incorporated herein by reference in reliance upon the reports of KPMG LLP, each Fund's independent auditors, and upon the authority of said firm, as experts in accounting and auditing.

            The unaudited financial statements of the Acquiring Fund for the period ended February 28, 2002 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from the Acquiring Fund's Semi-Annual Report on file with the Commission.

                                  OTHER MATTERS

            The Dreyfus Board is not aware of any other matters that may come before the Meeting. However, if any other such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

             NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

            Please advise the Company, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Funds, Inc. -- Dreyfus Premier Small Company Stock Fund, P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Acquired Fund shares for which proxies are being solicited from you and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to those beneficial owners.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  Form of Agreement and Plan of Reorganization

                    DREYFUS PREMIER SMALL COMPANY STOCK FUND

      The undersigned shareholder of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Acquired Fund standing in the name of the undersigned at the close of business on May 30, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Thursday, August 22, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

      THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

      Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

      1. To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of the MPAM Mid Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, and the pro rata distribution of those shares to the Acquired Fund's shareholders and the subsequent termination of the Acquired Fund.

            FOR               AGAINST                 ABSTAIN
            |_|                 |_|                     |_|

      2. In their discretion, the proxies are authorized to vote on other business that properly comes before the meeting or any adjournment(s) thereof.

      By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is hereby acknowledged.

Dated:____, 2002


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

 ----------------------------------------


 ----------------------------------------
Signature(s)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2002 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company"), on behalf of DREYFUS PREMIER SMALL COMPANY STOCK FUND, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "MPAM Trust"), on behalf of MPAM MID CAP STOCK FUND, a series thereof (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Company on behalf of the Acquired Fund and by the MPAM Trust on behalf of the Acquiring Fund.

            The parties wish to effect a reorganization described in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 3.1), of such Acquiring Fund Shares to the holders of the Acquired Fund's Class A, Class B, Class C, Class R and Class T shares of common stock, each with par value $0.001 (collectively, the "Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the "Reorganization"). In the Reorganization, holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund, and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each Acquired Fund Shareholder (as defined in paragraph 1.6) would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

            WHEREAS, the Acquired Fund is a diversified series of the Company, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the MPAM Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

            WHEREAS, the Acquired Fund is authorized to issue Class A, Class B, Class C, Class R and Class T shares of common stock, and the Acquiring Fund is authorized to issue MPAM shares, Investor shares and Dreyfus Premier shares of beneficial interest;

            WHEREAS, the MPAM Trust's Board of Trustees (the "MPAM Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and

            WHEREAS, the Company's Board of Directors (the "Dreyfus Board") has determined that the exchange of all of the assets of the Acquired Fund for

Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.

            NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND'S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

            1.1 Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                     (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

                     (b) The Acquiring Fund agrees in exchange therefor at the Closing (i) to issue and deliver to the Acquired Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

            1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired

Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(j).

                     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any property on such list that does not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such property prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

            1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

            1.4 The Assets shall be delivered on the Closing Date to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

            1.5 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

            1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata in accordance with this paragraph to the Acquired Fund's shareholders of record - some of which hold Acquired Fund Shares in omnibus accounts (the "Nominee Shareholders") - determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. For purposes of this Agreement, the MPAM shares of the Acquiring Fund shall be the "corresponding class" to the Class R shares of the Acquired Fund, the Investor shares of the Acquiring Fund shall be the "corresponding class" to the Class A, Class C and Class T shares of the Acquired Fund and the Dreyfus Premier shares of the Acquiring Fund shall be the "corresponding class" to the Class B shares of the Acquired Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial Shareholders") and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each full and fractional Acquired Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class equal to the net asset value of such Acquired Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the corresponding class, as of the Valuation Date (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

            1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

            1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

            1.9 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

      2.    VALUATION.

            2.1 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to each class of Acquired Fund Shares, and the net asset value of a share of each such class all shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information.

            2.2 The net asset value of a share of each class of Acquiring Fund Shares shall be computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectuses and statement of additional information.

            2.3 The number of MPAM shares, Investor shares and Dreyfus Premier shares (including fractional shares, if any), respectively, to be issued in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the Assets, less the amount of the Liabilities, attributable to the corresponding class of the Acquired Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one MPAM share, Investor share and Dreyfus Premier share, respectively, determined in accordance with paragraph 2.2.

            2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for each Fund.

      3.    CLOSING AND CLOSING DATE.

            3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on August 29, 2002 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

            3.2 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

            3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of either Fund or determination of the net asset value of any class of their shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

            3.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Company or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

      4.    REPRESENTATIONS AND WARRANTIES.

            4.1 The Company, on behalf of the Acquired Fund, represents and warrants to the MPAM Trust as follows:

                  (a) The Acquired Fund is a duly established and designated series of the Company, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation dated July 31, 1987, as amended from time to time (the "Articles"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

                  (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The Statements of Assets and Liabilities of the Acquired Fund at October 31, 2001, October 31, 2000 and October 31, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the MPAM Trust) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                  (h) Since October 31, 2001 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the unaudited statement of assets and liabilities referred to in paragraph 1.3.

                  (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (j) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

                  (k) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                  (l) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code).

                  (m) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                  (n) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

                  (o) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund's then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

                  (p) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

                  (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Dreyfus Board, and, subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (r) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

            4.2 The MPAM Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

                  (a) The Acquiring Fund is a duly established and designated series of the MPAM Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The MPAM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the MPAM Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

                  (f) The Statements of Assets and Liabilities of the Acquiring Fund as of August 31, 2001 and as of September 1, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Company) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                  (g) Since August 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, o any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Company.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MPAM Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

                  (j) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                  (k) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire - during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person - with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the

Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

                  (l) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and
(ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

                  (m) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                  (n) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                  (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

                  (p) All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the MPAM Board and, if required, the Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (r) The Proxy Statement included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

      5.    COVENANTS OF THE FUNDS.

            5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

            5.2 The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

            5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

            5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Company's President or its Vice President and Treasurer.

            5.5 The MPAM Trust shall prepare a prospectus that, together with the Proxy Statement, shall be included in a registration statement on Form N-14 of the MPAM Trust relating to the Acquiring Fund Shares issuable hereunder (the "Registration Statement") to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules thereunder.

            5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

             5.7 The Funds shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated hereby (the "Exemptive

Application"). The Funds shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

            The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            6.1 All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            6.2 The Acquired Fund shall have delivered to the Acquiring Fund the statement of the Acquired Fund's assets and liabilities referred to in paragraph
1.3 and the schedule of Assets referred to in paragraph 3.2.

            6.3 The Company shall have delivered to the MPAM Trust on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the MPAM Trust, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MPAM Trust reasonably requests.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

            The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            7.1 All representations and warranties of the MPAM Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            7.2 The MPAM Trust shall have delivered to the Company on the Closing Date a certificate executed in its name by the MPAM Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Company, to the effect that the representations and warranties of the MPAM Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company reasonably requests.

      8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

            If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

            8.1 This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Articles.

            8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

            8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

            8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for each Fund.

            8.6 The Acquired Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of (a) the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date and (b) its net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

            8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

                 (a) The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                 (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

                 (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;


                 (d) The Acquiring Fund's tax basis in the Assets will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                 (e) A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                 (f) A Beneficial Shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing
Date).

                 In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

                 Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      9.    TERMINATION OF AGREEMENT; EXPENSES.

            9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Dreyfus Board or of the MPAM Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable.

            9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 9.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto, the Trustees, officers or shareholders of the MPAM Trust or the Directors, officers or shareholders of the Company, other than as provided in paragraph 9.3.

            9.3 The expenses of the Reorganization shall be borne by each Fund pro rata based on its aggregate net assets as of the Valuation Date (or, if this Agreement is terminated for any reason, as of the date of such termination).

      10.   WAIVER.


            At any time prior to the Closing Date, any of the conditions described in Sections 6, 7 and 8 may be waived by the MPAM Board or the Dreyfus Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

      11.   MISCELLANEOUS.


            11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

            11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

            11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts (in the case of the Acquiring Fund) and the State of Maryland (in the case of the Acquired Fund), in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

            11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

            11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            11.6 (a) References herein to the "MPAM Funds Trust" (or the "MPAM Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the MPAM Trust. The obligations of the MPAM Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the MPAM Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

            (b) The obligations of the Company entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Company or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund's property for the enforcement of any claims against the Acquired Fund.

            11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Company on behalf of the Acquired Fund.

            11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the MPAM Trust on behalf of the Acquiring Fund.

            IN WITNESS WHEREOF, the MPAM Trust and the Company have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL FUNDS, INC.,
on behalf of Dreyfus Premier Small Company Stock Fund



By:   ___________________________________
      Stephen E. Canter,
      President


ATTEST:     _______________________
            Steven F. Newman,
            Secretary



MPAM FUNDS TRUST, on behalf of MPAM Mid Cap Stock Fund



By:   ___________________________________
      David F. Lamere,
      President


ATTEST:     ____________________
            Jeff S. Prusnofsky,
            Secretary

                             MPAM MID CAP STOCK FUND
                          A SERIES OF MPAM FUNDS TRUST

                   DREYFUS PREMIER SMALL COMPANY STOCK FUND
                  A SERIES OF THE DREYFUS/LAUREL FUNDS, INC.

                                 200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED June __, 2002

      This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), by MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June __, 2002. To obtain a copy of the Prospectus/Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-554-4611.

      This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Acquired Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2002, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

       A. The Prospectus for the Acquiring Fund relating to the Investor shares and MPAM shares, dated May ___, 2002, filed on March 8, 2002, accession number 0001111565-02-000001.

       B. The Prospectus for the Acquiring Fund relating to the Dreyfus Premier shares, dated May ___, 2002, filed on March 8, 2002, accession number 0001111565-02-000001.

       C. The Statement of Additional Information of the Acquiring Fund, dated May ______, 2002, filed on March 8, 2002, accession number 0001111565-02-000001.

       D. The Semi-Annual Report of the Acquiring Fund, dated February 28, 2002, filed on May ___, 2002, accession number __________.

       E. The Annual Report of the Acquiring Fund, dated August 31, 2001, filed on November 9, 2001, accession number 0001111565-01-500010.

       F. The Prospectus for the Acquired Fund, dated March 1, 2002, filed on February 28, 2002, accession number 0000819940-02-000006.

       G. The Annual Report for the Acquired Fund, dated October 31, 2001, filed on January 2, 2002 accession number 0000819940-02-000001.

      The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2002, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2002 and the unaudited PRO FORMA Statement of Investments as of February 28, 2002 for the Acquired Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

      The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Acquired Fund and the Acquiring Fund as of February 28, 2002. The holdings of the Acquired Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Acquired Fund's securities would need to be sold if the Acquired Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Pro Forma Statement of Investments.................................     A-1
Pro Forma Statement of Assets and Liabilities......................     B-1
Pro Forma Statement of Operations..................................     C-1
Notes to Pro Forma Financial Statements............................     D-1

PRO FORMA STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM MIDCAP STOCK FUND
FEBRUARY 28, 2002

                                                        SHARES                                       VALUE ($)
                                   -------------------------------------------------------------------------------------------------
                                        MPAM       Dreyfus Premier    Pro Forma       MPAM       Dreyfus Premier     Pro Forma
                                    Midcap Stock    Small Company     Combined    Midcap Stock    Small Company      Combined
COMMON STOCKS--96.0%                    Fund            Stock         (Note 1)        Fund            Stock          (Note 1)
--------------------               -------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.1%
Constellation Brands, Cl. A          125,800 a         42,420 a       168,220       6,837,230       2,305,527        9,142,757
Loews - Carolina Group               189,500 a         36,800 a       226,300       5,637,625       1,094,800        6,732,425
R.J. Reynolds Tobacco Holdings       119,700           40,400         160,100       7,858,305       2,652,260       10,510,565
                                                                                   20,333,160       6,052,587       26,385,747

CONSUMER CYCLICAL--10.3%
BJ's Wholesale Club                  151,320 a         51,030 a       202,350       6,226,818       2,099,884        8,326,702
Brinker International                126,500 a         42,700 a       169,200       4,344,010       1,466,318        5,810,328
CDW Computer Centers                  90,000 a         30,400 a       120,400       4,752,000       1,605,120        6,357,120
Chico's FAS                          271,650 a         91,575 a       363,225       9,192,636       3,098,898       12,291,534
Circuit City Stores - Circuit
 City Group                          177,400           59,800         237,200       3,171,912       1,069,224        4,241,136
Dana                                 153,500           51,600         205,100       2,855,100         959,760        3,814,860
Darden Restaurants                   138,300           46,620         184,920       5,847,324       1,971,094        7,818,418
Ethan Allen Interiors                169,900           57,250         227,150       6,886,047       2,320,342        9,206,389
Family Dollar Stores                 148,000           49,900         197,900       4,860,320       1,638,716        6,499,036
International Game Technology        138,900 a         46,800 a       185,700       9,378,528       3,159,936       12,538,464
Jones Apparel Group                   94,900 a         32,000 a       126,900       3,384,134       1,141,120        4,525,254
Liz Claiborne                        210,000           70,800         280,800       6,365,100       2,145,948        8,511,048
Michaels Stores                      214,600 a         72,400 a       287,000       6,395,080       2,157,520        8,552,600
Mohawk Industries                     62,300 a         21,000 a        83,300       3,920,539       1,321,530        5,242,069
Office Depot                         405,800 a        136,900 a       542,700       7,714,258       2,602,469       10,316,727
Pep Boys-Manny, Moe & Jack           370,200          124,900         495,100       5,190,204       1,751,098        6,941,302
Starwood Hotels & Resorts
 Worldwide                           138,200           46,600         184,800       4,975,200       1,677,600        6,652,800
                                                                                   95,459,210      32,186,577      127,645,787

CONSUMER STAPLES--3.1%
Dean Foods                           105,455 a         35,547 a       141,002       7,557,960       2,547,653       10,105,613


McCormick & Co.                      111,500           37,600         149,100       5,463,500       1,842,400        7,305,900
SUPERVALU                            369,001          124,475         493,476       9,575,576       3,230,126       12,805,702
Tyson Foods, Cl. A                   435,200          146,800         582,000       5,653,248       1,906,932        7,560,180
                                                                                   28,250,284       9,527,111       37,777,395

ENERGY--8.8%
BJ Services                          204,900 a         69,100 a       274,000       6,792,435       2,290,665        9,083,100
CMS Energy                           197,100           66,500         263,600       4,296,780       1,449,700        5,746,480
Devon Energy                         135,700           45,700         181,400       5,927,376       1,996,176        7,923,552
Equitable Resources                  157,200           53,000         210,200       5,137,296       1,732,040        6,869,336
Helmerich & Payne                    167,600           56,500         224,100       5,654,824       1,906,310        7,561,134
Murphy Oil                            76,100           25,700         101,800       6,558,298       2,214,826        8,773,124
Newfield Exploration                 145,300 a         49,050 a       194,350       5,272,937       1,780,024        7,052,961
NiSource                             232,400           78,400         310,800       4,878,076       1,645,616        6,523,692
Noble Affiliates                     110,400           37,200         147,600       3,996,480       1,346,640        5,343,120
Noble Drilling                       189,400 a         63,900 a       253,300       6,672,562       2,251,197        8,923,759
Ocean Energy                         187,200           63,100         250,300       3,416,400       1,151,575        4,567,975
Precision Drilling                   126,600 a         42,700 a       169,300       3,722,040       1,255,380        4,977,420
Smith International                  116,100 a         39,170 a       155,270       7,505,865       2,532,340       10,038,205
Tidewater                            117,900           39,800         157,700       4,595,742       1,551,404        6,147,146
Valero Energy                        148,727           50,186         198,913       6,369,977       2,149,466        8,519,443
                                                                                   80,797,088      27,253,359      108,050,447

HEALTH CARE--11.6%
AmerisourceBergen                    195,990           66,160         262,150      13,268,523       4,479,032       17,747,555
Andrx Group                           69,800 a         23,500 a        93,300       2,334,810         786,075        3,120,885
Beckman Coulter                      146,500           49,400         195,900       6,983,655       2,354,898        9,338,553
Biovail                               51,800 a         17,500 a        69,300       2,460,500         831,250        3,291,750
Caremark Rx                          404,900 a        136,200 a       541,100       7,065,505       2,376,690        9,442,195
Edwards Lifesciences                 249,200 a         84,100 a       333,300       7,109,676       2,399,373        9,509,049
Enzon                                 77,300 a         26,100 a       103,400       3,393,470       1,145,790        4,539,260
First Health Group                   286,500 a         96,400 a       382,900       6,583,770       2,215,272        8,799,042
IDEC Pharmaceuticals                 167,800 a         56,500 a       224,300      10,541,196       3,549,330       14,090,526
IDEXX Laboratories                    49,850 a         38,100 a        87,950       1,300,088         993,648        2,293,736
IVAX                                 367,325 a        123,850 a       491,175       6,244,525       2,105,450        8,349,975
Laboratory Corporation of
 America Holdings                    106,700 a         35,900 a       142,600       8,693,916       2,925,132       11,619,048
Lincare Holdings                     340,100 a        114,780 a       454,880       8,556,916       2,887,869       11,444,785


Shire Pharmaceuticals                 80,000 a         26,900 a       106,900       1,902,400         639,682        2,542,082
St. Jude Medical                      76,800 a         25,900 a       102,700       6,013,440       2,027,970        8,041,410
Triad Hospitals                      220,800 a         74,300 a       295,100       6,756,480       2,273,580        9,030,060
Waters                               256,700 a         86,620 a       343,320       8,021,875       2,706,875       10,728,750
                                                                                  107,230,745      36,697,916      143,928,661

INTEREST SENSITIVE--19.5%
Allied Capital                       219,400           74,000         293,400       5,985,232       2,018,720        8,003,952
Ambac Financial Group                127,450           43,040         170,490       7,908,273       2,670,632       10,578,905
Archstone-Smith Trust                165,900           56,000         221,900       4,293,492       1,449,280        5,742,772
Banknorth Group                      312,600          105,470         418,070       7,811,874       2,635,695       10,447,569
Block (H&R)                          185,200           62,300         247,500       9,343,340       3,143,035       12,486,375
Charter One Financial                277,440           93,591         371,031       8,450,822       2,850,782       11,301,604
City National                        176,100           59,400         235,500       8,949,402       3,018,708       11,968,110
Edwards (A.G.)                       110,720           37,360         148,080       4,522,912       1,526,156        6,049,068
First Tennessee National             254,100           85,500         339,600       8,766,450       2,949,750       11,716,200
Gallagher (Arthur J.) & Co.          221,900           74,880         296,780       7,735,434       2,610,317       10,345,751
Golden State Bancorp                 176,000           59,400         235,400       5,364,480       1,810,512        7,174,992
GreenPoint Financial                 182,900           61,670         244,570       8,047,600       2,713,480       10,761,080
Investment Technology Group          115,646 a         38,990 a       154,636       5,368,287       1,809,916        7,178,203
Legg Mason                            67,700           22,800          90,500       3,548,834       1,195,176        4,744,010
M&T Bank                             113,310           38,160         151,470       8,668,215       2,919,240       11,587,455
Mack-Cali Realty                     118,000           39,800         157,800       3,711,100       1,251,710        4,962,810
North Fork Bancorporation            286,300           96,600         382,900       9,900,254       3,340,428       13,240,682
Old Republic International           263,000           88,700         351,700       8,405,480       2,834,852       11,240,332
Principal Financial Group            257,750 a         87,000 a       344,750       6,278,790       2,119,320        8,398,110
Radian Group                         194,888           65,788         260,676       9,095,423       3,070,326       12,165,749
RenaissanceRe Holdings                56,500           19,100          75,600       6,120,645       2,069,103        8,189,748
TCF Financial                        205,200           69,200         274,400      10,547,280       3,556,880       14,104,160
Waddell & Reed Financial, Cl. A      165,800           55,895         221,695       5,108,298       1,722,125        6,830,423
Washington Federal                   157,380           53,130         210,510       4,082,437       1,378,192        5,460,629
Washington Mutual                    175,289           59,077         234,366       5,702,151       1,921,775        7,623,926
Wilmington Trust                      90,300           30,500         120,800       5,922,777       2,000,495        7,923,272
                                                                                  179,639,282      60,586,605      240,225,887

INTERNET--.8%
E*TRADE                              612,100 a        205,900 a       818,000       4,958,010       1,667,790        6,625,800


SonicWALL                            209,800 a         70,760 a       280,560       2,714,812         915,634        3,630,446
                                                                                    7,672,822       2,583,424       10,256,246

PRODUCER GOODS & Services--10.4%
American Standard                    126,510 a         42,640         169,150       8,261,103       2,784,392       11,045,495
Bowater                               57,600           19,400          77,000       2,969,280       1,000,070        3,969,350
CNF                                  158,200           53,330         211,530       4,905,782       1,653,763        6,559,545
Cabot                                 62,020           22,190          84,210       2,026,814         725,169        2,751,983
Clayton Homes                        349,600          117,900         467,500       5,313,920       1,792,080        7,106,000
Engelhard                            191,800           64,700         256,500       5,518,086       1,861,419        7,379,505
GATX                                 102,900           34,700         137,600       3,150,798       1,062,514        4,213,312
Genuine Parts                        205,800           69,400         275,200       7,517,874       2,535,182       10,053,056
ITT Industries                        89,000           29,900         118,900       5,251,000       1,764,100        7,015,100
Jacobs Engineering Group             125,800 a         42,400         168,200       8,485,210       2,859,880       11,345,090
Lubrizol                             142,600           48,100         190,700       4,691,540       1,582,490        6,274,030
Lyondell Chemical                    367,800          124,000         491,800       5,748,714       1,938,120        7,686,834
Packaging Corporation of American    199,200 a         67,200         266,400       3,820,656       1,288,896        5,109,552
Pentair                               67,600           22,700          90,300       2,636,400         885,300        3,521,700
Plum Creek Timber                    185,600           62,600         248,200       5,744,320       1,937,470        7,681,790
Shaw Group                           239,000 a         80,600         319,600       5,805,310       1,957,774        7,763,084
Sigma-Aldrich                        110,200           37,200         147,400       5,024,018       1,695,948        6,719,966
Teekay Shipping                       85,400           28,800         114,200       3,159,800       1,065,600        4,225,400
Terex                                201,000 a         67,800         268,800       4,096,380       1,381,764        5,478,144
Valspar                               56,580           12,980          69,560       2,505,362         574,754        3,080,116
                                                                                   96,632,367      32,346,685      128,979,052

SERVICES--10.2%
Affiliated Computer Services, Cl. A  192,400 a         64,800 a       257,200       9,410,284       3,169,368       12,579,652
CSG Systems International            160,700 a         54,200 a       214,900       5,010,626       1,689,956        6,700,582
Catalina Marketing                    78,300 a         26,400 a       104,700       2,825,064         952,512        3,777,576
Charter Communications, Cl. A        182,600 a         61,500 a       244,100       1,899,040         639,600        2,538,640
Convergys                            139,000 a         46,800 a       185,800       4,238,110       1,426,932        5,665,042
E.W. Scripps, Cl. A                   48,200           16,300          64,500       3,624,640       1,225,760        4,850,400
Hispanic Broadcasting                184,400 a         62,200 a       246,600       4,807,308       1,621,554        6,428,862
Jack Henry & Associates              183,000           61,700         244,700       3,971,100       1,338,890        5,309,990
Knight-Ridder                         75,000           25,300         100,300       5,055,000       1,705,220        6,760,220
R. R. Donnelley & Sons               177,800           60,000         237,800       5,086,858       1,716,600        6,803,458


Republic Services                    334,800 a        112,900 a       447,700       6,009,660       2,026,555        8,036,215
Robert Half International            250,000 a         84,340 a       334,340       6,502,500       2,193,683        8,696,183
Ryder System                         226,100           76,200         302,300       6,353,410       2,141,220        8,494,630
SunGard Data Systems                 341,200 a        115,060 a       456,260      10,532,844       3,551,902       14,084,746
Telephone and Data Systems            74,400           25,100          99,500       6,483,960       2,187,465        8,671,425
Viad                                 171,200           57,700         228,900       4,262,880       1,436,730        5,699,610
Westwood One                         235,700 a         79,460 a       315,160       8,430,989       2,842,284       11,273,273
                                                                                   94,504,273      31,866,231      126,370,504

TECHNOLOGY--15.1%
Ascential Software                     1,941  a             -           1,941           7,570               -            7,570
Autodesk                             105,100           35,400         140,500       4,642,267       1,563,618        6,205,885
Avnet                                301,200          101,600         402,800       7,909,512       2,668,016       10,577,528
Cadence Design Systems               317,700  a       107,200  a      424,900       6,719,355       2,267,280        8,986,635
Compuware                            389,500  a       131,400  a      520,900       4,444,195       1,499,274        5,943,469
Diebold                              152,700           51,500         204,200       5,573,550       1,879,750        7,453,300
Electronic Arts                      150,400  a        50,700  a      201,100       8,094,528       2,728,674       10,823,202
Electronics For Imaging              238,100  a        80,300  a      318,400       4,619,140       1,557,820        6,176,960
Harris                               164,100           55,400         219,500       5,620,425       1,897,450        7,517,875
L-3 Communications Holdings           75,900  a        25,600  a      101,500       8,337,615       2,812,160       11,149,775
Macrovision                          141,700  a        47,800  a      189,500       3,308,695       1,116,130        4,424,825
McData                               131,900  a        44,500  a      176,400       2,078,744         701,320        2,780,064
Microchip Technology                 218,400  a        73,650  a      292,050       7,464,912       2,517,357        9,982,269
NVIDIA                                90,700  a        30,600  a      121,300       4,626,607       1,560,906        6,187,513
Network Associates                   258,400  a        87,300  a      345,700       6,129,248       2,070,756        8,200,004
Plantronics                          200,300  a        67,500  a      267,800       4,006,000       1,350,000        5,356,000
Polycom                              141,000  a        47,500  a      188,500       3,431,940       1,156,150        4,588,090
RF Micro Devices                     357,500  a       120,200  a      477,700       5,591,300       1,879,928        7,471,228
RSA Security                         577,750  a       194,850  a      772,600       5,500,180       1,854,972        7,355,152
Reynolds & Reynolds, Cl. A           202,700           68,400         271,100       5,949,245       2,007,540        7,956,785
SPX                                   65,100  a        22,000  a       87,100       8,235,801       2,783,220       11,019,021
Semtech                              212,000  a        71,460  a      283,460       6,398,160       2,156,663        8,554,823
Storage Technology                   143,900  a        48,400  a      192,300       2,762,880         929,280        3,692,160
Sybase                               363,300  a       122,500  a      485,800       6,128,871       2,066,575        8,195,446
Symantec                             171,100  a        57,600  a      228,700       6,169,866       2,077,056        8,246,922
Vignette                             940,800  a       317,290  a    1,258,090       2,634,240         888,412        3,522,652
Vishay Intertechnology               177,200  a        59,800  a      237,000       3,138,212       1,059,058        4,197,270
                                                                                  139,523,058      47,049,365      186,572,423

UTILITIES--4.1%
Allegheny Energy                     217,100           73,200         290,300       7,505,147       2,530,524       10,035,671
Allete                               116,900           39,300         156,200       3,342,171       1,123,587        4,465,758
Ameren                               182,700           61,600         244,300       7,466,949       2,517,592        9,984,541
Broadwing                            263,500 a         88,850 a       352,350       1,654,780         557,978        2,212,758
Energy East                          241,600           81,500         323,100       4,716,032       1,590,880        6,306,912
TECO Energy                          320,300          108,000         428,300       8,001,094       2,697,840       10,698,934
Wisconsin Energy                     217,900           73,300         291,200       5,266,644       1,771,661        7,038,305
                                                                                   37,952,817      12,790,062       50,742,879

TOTAL COMMON STOCKS
 (cost $741,208,861 and $245,139,966)                                             887,995,106     298,939,922    1,186,935,028

                                      PRINCIPAL
Short-Term Investments--4.0%          AMOUNT ($)                                    VALUE ($)
                                    -------------                                 -------------

REPURCHASE AGREEMENT:
Salomon Smith Barney, Tri-Party
 Repurchase Agreement, 1.88%,
 dated 2/28/2002, due 3/1/2002
 in the amount of $42,997,245
 (fully collateralized by
 $44,425,000 Federal Home Loan
 Bank Bonds, 4.125%, 11/15/06,
 value $43,859,815                    42,995,000            -      42,995,000      42,995,000               -       42,995,000

Goldman Sachs & Co., Tri-Party
 Repurchase Agreement, 1.86%,
 dated 2/28/2002, due 3/1/2002
 in the amount of $5,850,302
 (fully collateralized by
 $4,692,000 U.S. Treasury Bond,
 7.875%, 2/15/21, value $5,967,713)            -    5,850,000       5,850,000               -       5,850,000        5,850,000

TOTAL SHORT-TERM INVESTMENTS
 (cost $42,995,000 and $5,850,000)                                                 42,995,000       5,850,000       48,845,000

TOTAL INVESTMENTS--100.0%
 (cost $784,203,861 and $250,989,966)                                             930,990,106     304,789,922    1,235,780,028


a  Non-income producing.

See notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 28, 2002


                                                                                   Dreyfus
                                                                 MPAM              Premier                          Pro Forma
                                                                Mid Cap         Small Company                       Combined
                                                               Stock Fund         Stock Fund       Adjustments      (Note 1)
                                                            ---------------   -----------------   -------------  ---------------
ASSETS:       Investments in securities, at value -
                   See Statement of Investments *            $ 930,990,106      $ 304,789,922                    $ 1,235,780,028
              Cash                                                 936,595            149,388                          1,085,983
              Receivable for investment securities sold          8,410,081          2,328,465                         10,738,546
              Dividends receivable                                 612,551            210,789                            823,340
              Interest receivable                                    2,245              1,255                              3,500
              Receivable for shares of Capital Stock                   -              173,370                            173,370
                   subscribed                               ---------------   -----------------   -------------  ----------------

                 TOTAL ASSETS                                  940,951,578        307,653,189                      1,248,604,767
                                                            ---------------   -----------------   -------------  ----------------

LIABILITIES:  Due to The Dreyfus Corporation and
                  affiliates                                       515,792            312,395                            828,187
              Due to Administrator                                  99,594                -                               99,594
              Payable for investment securities
                  purchased                                     29,316,688          2,896,075                         32,212,763
              Payable for shares of Beneficial Interest
                  redeemed                                         158,663          2,913,403                          3,072,066
              Accrued expenses                                      49,744                 --                             49,744
                                                            ---------------   -----------------   -------------- ----------------

                 TOTAL LIABILITIES                              30,140,481          6,121,873                         36,262,354
                                                            ---------------   -----------------   -------------- ----------------

NET ASSETS                                                   $ 910,811,097      $ 301,531,316                    $ 1,212,342,413
                                                            ===============   =================   ============== ================

REPRESENTED
BY:           Paid-in capital                                $ 771,113,688      $ 242,004,300                    $ 1,013,117,988
              Accumulated undistributed investment
                 income-net                                        335,754           (954,332)                          (618,578)
              Accumulated net realized gain (loss)
                 on investments                                 (7,424,590)         6,681,392                           (743,198)
              Accumulated net unrealized appreciation
                 (depreciation) on investments                 146,786,245         53,799,956                        200,586,201
                                                            ----------------  -----------------   -------------- ----------------

NET ASSETS                                                   $ 910,811,097      $ 301,531,316                    $ 1,212,342,413
                                                            ================  =================   ============== ================


Shares of  Beneficial Interest outstanding (unlimited
    number of shares authorized):
MPAM MID CAP STOCK FUND - INVESTOR CLASS SHARES                     17,921
                                                            ================
MPAM MID CAP STOCK FUND - MPAM CLASS SHARES                     80,740,879
                                                            ================

Shares of  Beneficial Interest outstanding (unlimited
    number of $.001 par value shares authorized):
DREYFUS PREMIER SMALL COMPANY STOCK FUND
    Class A Shares                                                                    899,326
                                                                              =================
    Class B Shares                                                                  1,306,247
                                                                              =================
    Class C Shares                                                                    206,041
                                                                              =================
    Class R Shares                                                                 13,910,775
                                                                              =================
    Class T Shares                                                                      7,710
                                                                              =================

NET ASSET VALUE PER SHARE-NOTE 3:
MPAM Mid Cap Stock Fund - Investor Class Shares
    ($202,092 / 17,921 shares)                                     $ 11.28
                                                            ================
MPAM Mid Cap Stock Fund - MPAM Class Shares
    ($910,609,005 / 80,740,879 shares)                             $ 11.28
                                                            ================
MPAM Mid Cap Stock Fund - Dreyfus Premier Shares                   $ 11.28 (a)
                                                            ================

NET ASSET VALUE PER SHARE-NOTE 3:
Dreyfus Premier Small Company Stock Fund
    Class A Shares
     ($16,481,737 / 899,326 shares)                                                   $ 18.33
                                                                              =================
    Class B Shares
     ($22,626,257 / 1,306,247 shares)                                                 $ 17.32
                                                                              =================
    Class C Shares
     ($3,571,709 / 206,041 shares)                                                    $ 17.33
                                                                              =================
    Class R Shares
     ($258,711,100 / 13,910,775 shares)                                               $ 18.60
                                                                              =================
    Class T Shares
     ($140,513 / 7,710 shares)                                                        $ 18.22
                                                                              =================

Pro forma Combined- Investor Class Shares
     ($20,396,051 / 1,808,331 shares)                                                                                    $ 11.28
                                                                                                                 ================
Pro forma Combined- MPAM Class Shares
     ($1,169,320,105 / 103,678,859 shares)                                                                               $ 11.28
                                                                                                                 ================
Pro forma Combined- Dreyfus Premier Shares
     ($22,626,257 / 2,005,691 shares)                                                                                    $ 11.28
                                                                                                                 ================
* Investments in securities, at cost                         $ 784,203,861      $ 250,989,966                    $ 1,035,193,827
                                                            ================  ================                   ================

(a) Proposed new class of shares to be issued at time of Merger. For purposes of pro-forma, MPAM Class price per share is used.

                                                              SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FROM MARCH 1, 2001 TO FEBRUARY 28, 2002

                                                                                DREYFUS
                                                                  MPAM          PREMIER                            PRO FORMA
                                                                MID CAP       SMALL COMPANY                        COMBINED
                                                              STOCK FUND       STOCK FUND      ADJUSTMENTS (a)     (NOTE 1)
                                                            --------------   --------------   -------------      -------------
INVESTMENT INCOME:

INCOME:    Cash Dividends                                   $   9,197,907     $ 3,636,625                        $ 12,834,532
           Interest                                               984,778         205,683                           1,190,461
                                                            --------------   --------------   -------------      -------------
             TOTAL INCOME                                      10,182,685       3,842,308                          14,024,993
                                                            --------------   --------------   -------------      -------------

EXPENSES:  Investment Advisory/Management fee               $   6,341,304     $ 4,119,459      (1,647,784)(b)    $  8,812,979
           Administration fee                                   1,228,748                         478,934(b)        1,707,682
           Custodian fees                                          75,480                           3,760(b)           79,240
           Auditing fees                                           19,260                           5,600(b)           24,860
           Registration fees                                       52,017                          18,000(b)           70,017
           Trustees' fees and expenses                             39,214                          12,940(b)           52,154
           Prospectus and shareholders'
             reports                                               15,855                           5,800(b)           21,655
           Legal fees                                              16,205                           5,350(b)           21,555
           Shareholder servicing costs                                178                                                 178
           Distribution fees                                           --         307,629                        $    307,629
           Loan commitment fees                                                     3,884                               3,884
           Miscellaneous                                           37,109              --                              37,109
                                                            --------------   --------------   -------------      -------------
             TOTAL INCOME                                       7,825,370       4,430,972      (1,117,400)         11,138,942
                                                            --------------   --------------   -------------      -------------

INVESTMENT INCOME (LOSS)                                        2,357,315        (588,664)      1,117,400           2,886,051
                                                            --------------   --------------   -------------      -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments          $  (4,788,839)    $ 3,154,124                        $ (1,634,715)
           Net unrealized appreciation (depreciation)
             on investments                                    11,559,964      (2,883,305)                          8,676,659
                                                            --------------   --------------   -------------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          6,771,125         270,819                           7,041,944
                                                            --------------   --------------   -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $   9,128,440     $  (317,845)    $ 1,117,400        $  9,927,995
                                                            ==============   ==============   =============      =============


(a)  Merger related expenses are excluded.
(b)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.



                                                            SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM Mid Cap Stock Fund
-----------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

      The Board of Directors of The Dreyfus/Laurel Funds, Inc., at a meeting held on April 25, 2002, and the Board of Trustees of MPAM Funds Trust, at a meeting held on April 30, 2002, each approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of Dreyfus Premier Small Company Stock Fund (the "Dreyfus Premier Fund"), a series of The Dreyfus/Laurel Funds, Inc., the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to MPAM Mid Cap Stock Fund (the "MPAM Fund"), a series of MPAM Funds Trust. Shares of the Dreyfus Premier Fund will be exchanged for MPAM shares, Investor shares and Dreyfus Premier shares of the MPAM Fund, as described below, equal in value to the assets less liabilities of the Dreyfus Premier Fund (the "Exchange") in accordance with the Plan. MPAM, Investor and Dreyfus Premier shares of the MPAM Fund then will be distributed to Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund. Dreyfus Premier shares are a newly created class of the MPAM Fund.

      The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, statement of financial futures and statement of assets and liabilities reflect the financial position of the MPAM Fund and the Dreyfus Premier Fund at February 28, 2002. The unaudited pro forma statement of operations reflects the results of operations of the MPAM Fund and the Dreyfus Premier Fund for the twelve months ended February 28, 2002. These statements have been derived from the books and records of the respective Fund utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the MPAM Fund for exchange periods will not be restated. The fiscal year ends are October 31 for the Dreyfus Premier Fund and August 31 for the MPAM Fund.

      The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on February 28, 2002. Following the Exchange, the MPAM Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

      Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available, except for open short positions, where the asked price is used for valuation purposes. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Boards.

NOTE 3--Capital Shares:

      The pro forma net asset value per share of the MPAM Fund assumes the issuance of 22,937,980 MPAM shares, 1,790,410 Investor shares and 2,005,691 Dreyfus Premier shares of beneficial interest of the MPAM Fund in connection with the Exchange. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Dreyfus Premier Fund at February 28, 2002 by the net asset value per share of MPAM shares and Investor shares at February 28, 2002 of $11.28 and $11.28, respectively. The pro forma combined number of MPAM shares outstanding of 103,678,859 consists of the 22,937,980 Class R shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 80,740,879 MPAM shares outstanding at February 28, 2002. The pro forma combined number of Investor shares outstanding of 1,808,331 consists of the 1,461,405 Class A , 316,551 Class C and 12,454 Class T shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 17,921 Investor shares outstanding at February 28, 2002. As a new share class of the MPAM Fund, Dreyfus Premier shares were not offered on February 28, 2002 and the net asset value per share at February 28, 2002 was assumed to be $11.28 based on

MPAM shares. The pro forma combined number of Dreyfus Premier shares outstanding consists of the 2,005,691 Class B shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange.

NOTE 4--Pro Forma Operating Expenses:

      The accompanying pro forma financial statements reflect changes in expenses of the MPAM Fund as if the Exchange had taken place on February 28, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

      Merger costs are estimated at approximately $88,100 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the MPAM Fund and the Dreyfus Premier Fund carrying out its respective obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

      Each of the MPAM Fund and the Dreyfus Premier Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the MPAM Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

      The identified cost of investments for each Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined MPAM Fund.

Dreyfus Premier Small Company Stock Fund


Seeks investment returns that exceed the Russell 2500(tm) Stock Index by investing in stocks of small companies

PROSPECTUS March 1, 2002



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

                                        Dreyfus Premier Small Company Stock Fund
                                               ---------------------------------

                                                  Ticker Symbols  CLASS A: DPSAX

                                                                  CLASS B: DPSBX

                                                                  CLASS C: DPSCX

                                                                  CLASS R: DPSRX

                                                                  CLASS T: DSCTX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                  11

Services for Fund Investors                                              12

Instructions for Regular Accounts                                        13

Instructions for IRAs                                                    14

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH


The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2500(tm) Stock Index (Russell 2500). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies. The fund may purchase securities of companies in initial public offerings or shortly thereafter.


Stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the Russell 2500 are primary goals of the investment process.

In selecting securities, Dreyfus uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, Dreyfus generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the Russell 2500.

Concepts to understand


SMALL COMPANIES: generally new, often entrepreneurial companies with market capitalizations ranging between $500 million and $5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole. Small companies tend to grow faster than larger companies but frequently are more volatile, more vulnerable to major setbacks and have a higher failure rate than larger companies.

COMPUTER MODEL: a proprietary model that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. Dreyfus reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

Small and mid-size companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. These companies may have limited product lines, markets, or financial resources or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics. Some investments in small or mid-size companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop.


The fund may purchase securities of companies in initial public offerings
(IPOs) . The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the Russell 2500, the fund holds fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.


By investing in a mix of growth and value companies, the fund assumes the risks of both. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.


Other potential risks


At times, the fund may invest in certain derivatives, such as options and futures, and in foreign currencies. While used primarily to hedge the fund's portfolio and to seek increased returns, such strategies can increase volatility and lower returns. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.


The fund may invest in securities of foreign issuers, which carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political instability.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


The Fund       1




PAST PERFORMANCE


The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class R performance from year to year. The table compares the average annual total returns of each of the fund's share classes to those of the Russell 2500, a broad measure of small company stock performance. All returns assume reinvestment of dividends and distributions. The returns shown in the table reflect any applicable sales charges. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class R shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------


Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS R SHARES

               40.43   22.13   22.01    -5.85  10.04   7.86   -2.36

92   93   94   95      96       97      98      99     00      01

BEST QUARTER:                    Q4 '01                    +16.59%

WORST QUARTER:                   Q3 '98                      -21.81%




Average annual total returns AS OF 12/31/01

Share class/                                                                                                    Since
inception date                                              1 Year                     5 Years                inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS R (9/2/94)
RETURNS BEFORE TAXES                                        -2.36%                     5.89%                   11.73%

CLASS R
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            -2.84%                     5.47%                   10.99%

CLASS R
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                         -1.00%                     4.74%                    9.62%

CLASS A (9/2/94)
RETURNS BEFORE TAXES                                        -8.21%                     4.39%                   10.57%

CLASS B (12/19/94)
RETURNS BEFORE TAXES                                        -7.11%                     4.48%                   12.06%*

CLASS C (12/19/94)
RETURNS BEFORE TAXES                                        -4.29%                     4.83%                   11.95%

CLASS T (8/16/99)
RETURNS BEFORE TAXES                                        -7.28%                       --                     4.35%

RUSSELL 2500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      1.22%                    10.34%                    13.22%**

   *  ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

**  BASED ON THE LIFE OF CLASS A AND CLASS R. FOR COMPARATIVE PURPOSES, THE
VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94.



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2





EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                             CLASS A       CLASS B         CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                       5.75           NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS            NONE*          4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                1.25           1.25           1.25           1.25           1.25

Rule 12b-1 fee                                                  .25           1.00           1.00           NONE            .50

Other expenses                                                  .00            .00            .00            .00            .00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                          1.50           2.25           2.25           1.25           1.75

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT
OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF
REDEEMED WITHIN ONE YEAR.


Expense example

                                               1 Year            3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $719              $1,022               $1,346                $2,263

CLASS B
WITH REDEMPTION                                $628              $1,003               $1,405                $2,223**

WITHOUT REDEMPTION                             $228              $703                 $1,205                $2,223**

CLASS C
WITH REDEMPTION                                $328              $703                 $1,205                $2,585
WITHOUT REDEMPTION                             $228              $703                 $1,205                $2,585

CLASS R                                        $127              $397                 $686                  $1,511

CLASS T                                        $620              $976                 $1,356                $2,420

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund       3





MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $187 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.25% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


The fund is co-managed by James C. Wadsworth and Anthony J. Galise. Mr. Wadsworth has been employed by Dreyfus as a portfolio manager since October 1994 and has been a primary portfolio manager of the fund since its inception. He is also senior vice president of Mellon Bank. He has been employed by Mellon Bank since 1977. Mr. Galise has been employed by Dreyfus as a portfolio manager since April 1996 and has been a primary portfolio manager of the fund since April 1996. He is also a vice president and portfolio manager at Mellon Bank. He joined Mellon in 1993 with over 20 years of equity investment experience.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

4



FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                              YEAR ENDED OCTOBER 31,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.10      16.67     15.18      18.89      15.13

 Investment operations:  Investment income (loss) -- net                     (.08)(1)   (.12)(1)  (.04)(1)      (.02)      (.04)

                         Net realized and unrealized
                         gain (loss) on investments                            (2.50)       3.55      1.53     (2.78)       4.52

 Total from investment operations                                              (2.58)       3.43      1.49     (2.80)       4.48

 Distributions:          Dividends from net realized
                         gain on investments                                    (.26)         --        --      (.91)      (.72)

 Net asset value, end of period                                                 17.26      20.10     16.67      15.18      18.89

 Total return (%)(2)                                                          (13.05)      20.50      9.81    (15.42)      30.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.50       1.50      1.50       1.50       1.50

 Ratio of net investment income (loss) to average net assets (%)                (.40)      (.53)     (.25)      (.32)     (.35)

 Portfolio turnover rate (%)                                                    65.52      80.12     43.32      47.44      39.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         15,737     17,090    15,688    113,462      9,190

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED OCTOBER 31,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           19.22      16.06     14.75      18.51      14.95

 Investment operations:  Investment income (loss) -- net                     (.21)(1)   (.32)(1)  (.16)(1)      (.11)      (.03)

                         Net realized and unrealized gain
                         (loss) on investments                                 (2.38)       3.48      1.47     (2.74)       4.31

 Total from investment operations                                              (2.59)       3.16      1.31     (2.85)       4.28

 Distributions:          Dividends from net realized gain
                         on investments                                         (.26)         --        --      (.91)      (.72)

 Net asset value, end of period                                                 16.37      19.22     16.06      14.75      18.51

 Total return (%)(2)                                                          (13.70)      19.68      8.88    (16.10)      29.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     2.25       2.25      2.25       2.25       2.25

 Ratio of net investment income (loss) to average net assets (%)               (1.15)     (1.26)     (.99)     (1.07)     (1.02)

 Portfolio turnover rate (%)                                                    65.52      80.12     43.32      47.44      39.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         20,986     24,767    23,918     25,183     19,257

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

The Fund       5




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            YEAR ENDED OCTOBER 31,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           19.23      16.07     14.75      18.52      14.95

 Investment operations:  Investment income (loss) -- net                     (.21)(1)   (.32)(1)  (.16)(1)      (.14)        .01

                         Net realized and unrealized gain
                         (loss) on investments                                 (2.37)       3.48      1.48     (2.72)       4.28

 Total from investment operations                                              (2.58)       3.16      1.32     (2.86)       4.29

 Distributions:          Dividends from net realized gain
                         on investments                                         (.26)         --        --      (.91)      (.72)

 Net asset value, end of period                                                 16.39      19.23     16.07      14.75      18.52

 Total return (%)(2)                                                          (13.64)      19.66      8.88    (16.08)      29.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     2.25       2.25      2.25       2.25       2.25

 Ratio of net investment income (loss) to average net assets (%)               (1.15)     (1.26)     (.99)     (1.08)     (1.01)

 Portfolio turnover rate (%)                                                    65.52      80.12     43.32      47.44      39.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,257      4,064     3,906      4,323      3,647

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED OCTOBER 31,

 CLASS R                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.31      16.81     15.27      18.96      15.15

 Investment operations:  Investment income (loss) -- net                     (.03)(1)   (.05)(1)    .00(1,2)    (.01)      .00(2)

                         Net realized and unrealized gain
                         (loss) on investments                                 (2.53)       3.55      1.54     (2.77)       4.53

 Total from investment operations                                              (2.56)       3.50      1.54     (2.78)       4.53

 Distributions:          Dividends from net realized gain
                         on investments                                         (.26)         --        --      (.91)      (.72)

 Net asset value, end of period                                                 17.49      20.31     16.81      15.27      18.96

 Total return (%)                                                             (12.81)      20.82     10.08    (15.31)      31.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.25      1.25       1.25       1.25

 Ratio of net investment income (loss) to average net assets (%)                (.15)      (.27)        --      (.07)        .02

 Portfolio turnover rate (%)                                                    65.52      80.12     43.32      47.44      39.18
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        252,874    398,876   314,005    238,953    244,292

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01.

6




                                                                                                    YEAR ENDED OCTOBER 31,

 CLASS T                                                                                         2001        2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                            20.05        16.67        16.70

 Investment operations:  Investment income (loss) -- net                                      (.12)(2)     (.14)(2)     (.02)(2)

                         Net realized and unrealized gain
                         (loss) on investments                                                  (2.50)         3.52        (.01)

 Total from investment operations                                                               (2.62)         3.38        (.03)

 Distributions:          Dividends from net realized gain on investments                         (.26)           --           --

 Net asset value, end of period                                                                  17.17        20.05        16.67

 Total return (%)(3)                                                                           (13.28)        20.28     (.18)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                      1.75         1.75        .35(4)

 Ratio of net investment income (loss) to average net assets (%)                                 (.63)        (.82)     (.14)(4)

 Portfolio turnover rate (%)                                                                     65.52        80.12        43.32
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                              69            8            1

(1)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.



The Fund       7




Your Investment

ACCOUNT POLICIES


THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.


YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund or any other Dreyfus Premier fund, or any fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

8




Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders holding Class A shares since December 19, 1994 are not subject to any front-end sales loads. Shareholders holding Class A shares since November 30, 1996 are subject to reduced loads.
--------------------------------------------------------------------------------


Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES


                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through
dividend reinvestment).

Class A shares carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Your Investment       9





ACCOUNT POLICIES (CONTINUED)

Selling shares


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares by phone

Proceeds
sent by                    Minimum                     Maximum
--------------------------------------------------------------------------------

CHECK                      NO MINIMUM                  $250,000 PER DAY

WIRE                       $1,000                      $500,000 FOR JOINT
                                                       ACCOUNTS EVERY 30 DAYS

DREYFUS                    $500                        $500,000 FOR JOINT
TELETRANSFER                                           ACCOUNTS EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

10



General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above

--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table above can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.


Your Investment       11




SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

12




INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.


   Mail your application and a check to:
   Name of Fund
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

   Fill out an investment slip, and write your account number on your check.


   Mail the slip and the check to:
   Name of Fund
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing



           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

   WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your account number

   * name(s) of investor(s)

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but before your account number insert "4410" for Class A, "4420" for Class B, "4430" for Class C, "4960" for Class R, or "5640" for Class T.

   DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

   ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

   Write a letter of instruction that includes:

   * your name(s) and signature(s)

   * your account number

   * the fund name

   * the dollar amount you want to sell

   * the share class

   * how and where to send the proceeds

   Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


   Mail your request to:
   The Dreyfus Family of Funds
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing

   WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

   DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

   CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.



   AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       13








INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.


   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 9552, Boston, MA 02205-8568
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

   Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.


   Mail the slip and the check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 9552, Boston, MA 02205-8568
   Attn: Institutional Processing



           By Telephone


   WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your account number

   * name of investor

   * the contribution year

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but before your account number insert "4410" for Class A, "4420" for Class B, "4430" for Class C, "4960" for Class R, or "5640" for Class T.

            Automatically

   ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

   Write a letter of instruction that includes:

   * your name and signature

   * your account number and fund name

   * the dollar amount you want to sell

   * how and where to send the proceeds

   * whether the distribution is qualified or premature

   * whether the 10% TEFRA should be withheld

   Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


   Mail your request to:
   The Dreyfus Trust Company
   P.O. Box 9552, Boston, MA 02205-8568
   Attn: Institutional Processing



   SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

14










[Application page 1]

[Application page 2]

NOTES

For More Information

Dreyfus Premier Small Company Stock Fund

A series of The Dreyfus/Laurel Funds, Inc.
--------------------------------------

SEC file number:  811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
385P0302

Dreyfus Premier
Small Company
Stock Fund

ANNUAL REPORT
October 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Small Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Company Stock Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Anthony Galise.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A, B, C, R and T shares provided total returns of -13.05% , -13.70%, -13.64%, -12.81% and -13.28% , respectively.(1) In contrast, the Russell 2500 Index, the fund's benchmark, produced a total return of -12.16% for the same period.(2)

Stocks performed poorly during the reporting period, primarily because of a weakening U.S. economy, lower corporate profits and the September 11 terrorist attacks. The fund's performance tracked closely the performance of its benchmark due to successful investments in health care and other traditionally defensive areas.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and midcap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques,
fundamental    analysis    and    risk    management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first is relative value, or how a stock is priced relative to its intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The economic slowdown and disappointing corporate earnings adversely affected the fund' s and the market' s performance. However, the fund's returns were competitive when compared to its benchmark because of the fund's emphasis on value investing for most of the reporting period. In general, value-oriented companies with modest but steady earnings growth declined less than growth-oriented companies.

The fund received particularly good results from its investments in the health care group, which is generally insulated from the economy's ups and downs. AmerisourceBergen, a pharmaceutical distribution company, and Genzyme, a drug company specializing in genetic disorders, were among the fund's top performing stocks during the reporting period. However, we shied away from pure biotechnology companies because of their lack of current earnings, a decision that was beneficial to performance.

Although technology is normally considered a growth sector, the fund found some attractive values within certain niches. For example, our disciplined security selection strategy identified opportunities in SonicWALL, which specializes in Internet security, and Affiliated Computer Services, which offers technology consulting to a broad range of corporate and government clients. Both contributed positively to the fund's performance during the reporting period.

While the fund primarily invests in stocks based on their individual merits, broader economic trends are also taken into account. Reflecting the forecasted slowdown in new car sales, for example, the fund recently purchased shares in Pep Boys -- Manny, Moe & Jack, which specializes in auto parts and service. The company recently reported strong profits, boosting its stock price. Another recent addition to the portfolio was Clayton Homes, a vertically integrated producer of low- to medium-priced manufactured homes. We believe that the industry is at the beginning of a rebound from a three-year downturn.

4

On the other hand, the fund's results were adversely affected by its relatively light exposure to real estate investment trusts, an area that performed well during the reporting period. In addition, the fund was hurt by weakness in energy and utility companies, which saw customer demand and oil prices decline as the economy slowed. A number of technology companies, primarily in the software area, also performed poorly.

What is the fund's current strategy?

Because of ongoing economic uncertainty, we currently plan to continue our emphasis on value-oriented companies that have demonstrated an ability to grow their earnings consistently over time. Our analysts continue to scrutinize earnings reports of the fund' s holdings. We believe that this is especially important after a number of high-profile companies have recently been required
by    auditors    to    restate    their    earnings.

While we have positioned the fund to weather potential volatility over the near term, we remain mindful of longer term opportunities in small- and midsize companies that may materialize when the economy begins to recover.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: THE FRANK RUSSELL COMPANY -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Stock Fund Class A shares and Class R shares and the Russell 2500 Index

((+))  SOURCE: THE FRANK RUSSELL COMPANY

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS R SHARES OF DREYFUS PREMIER SMALL COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. 6



Average Annual Total Returns AS OF 10/31/01

                                                                Inception                                                From

                                                                     Date             1 Year              5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   9/2/94           (18.06)%               3.70%     9.18%
WITHOUT SALES CHARGE                                                9/2/94           (13.05)%               4.93%    10.09%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                            12/19/94           (17.11)%               3.78%    10.63%((+)(+))
WITHOUT REDEMPTION                                                12/19/94           (13.70)%               4.12%     10.63%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))                      12/19/94           (14.49)%               4.15%     10.55%
WITHOUT REDEMPTION                                                12/19/94           (13.64)%               4.15%     10.55%

CLASS R SHARES                                                      9/2/94           (12.81)%                5.18%    10.34%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99            (17.16)%                 --    (0.26)%

WITHOUT SALES CHARGE                                               8/16/99            (13.28)%                 --      1.84%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001


COMMON STOCKS--97.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--1.5%

Constellation Brands, Cl. A                                                                      44,820  (a)           1,839,413

R.J. Reynolds Tobacco Holdings                                                                   42,600                2,387,304

                                                                                                                       4,226,717

CONSUMER CYCLICAL--8.1%

BJ's Wholesale Club                                                                              53,930  (a)           2,738,026

Brinker International                                                                            45,100  (a)           1,145,540

CDW Computer Centers                                                                             32,100  (a)           1,478,205

Chico's FAS                                                                                      64,550  (a)           1,678,300

Darden Restaurants                                                                               49,220                1,576,024

Ethan Allen Interiors                                                                            60,450                1,935,005

Family Dollar Stores                                                                             52,700                1,520,922

International Game Technology                                                                    49,400  (a)           2,521,870

Liz Claiborne                                                                                    37,400                1,701,700

Michaels Stores                                                                                  38,200  (a)           1,962,334

Office Depot                                                                                    214,000  (a)           2,910,400

Pep Boys-Manny, Moe & Jack                                                                      131,900                1,549,825

Starwood Hotels & Resorts Worldwide                                                              49,200                1,084,368

                                                                                                                      23,802,519

CONSUMER STAPLES--3.0%

McCormick & Co.                                                                                  39,700                1,737,272

Pepsi Bottling Group                                                                             42,010                1,952,625

SUPERVALU                                                                                       131,475                2,805,676

Suiza Foods                                                                                      37,547  (a)           2,214,147

                                                                                                                       8,709,720

ENERGY--8.6%

BJ Services                                                                                     116,100  (a)           2,970,999

CMS Energy                                                                                       70,200                1,510,002

Equitable Resources                                                                              56,000                1,842,960

Helmerich & Payne                                                                                59,700                1,810,701

Kinder Morgan                                                                                    29,110                1,444,729

Murphy Oil                                                                                       27,100                2,154,450

Newfield Exploration                                                                             51,750  (a)           1,801,417

NiSource                                                                                         82,800                1,966,500

Noble Affiliates                                                                                 39,300                1,452,921

Noble Drilling                                                                                   67,500  (a)           2,062,125

Ocean Energy                                                                                     66,700                1,217,275

Precision Drilling                                                                               45,100  (a)           1,144,638

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Smith International                                                                              41,370  (a)           1,956,801

Ultramar Diamond Shamrock                                                                        39,490                1,976,475

                                                                                                                      25,311,993

HEALTH CARE--14.6%

AmerisourceBergen                                                                                69,760                4,433,946

Andrx Group                                                                                      24,800  (a)           1,610,264

Beckman Coulter                                                                                  52,200                2,216,934

Biovail                                                                                          37,800  (a)           1,786,428

Caremark Rx                                                                                     104,500  (a)           1,400,300

Edwards Lifesciences                                                                             88,700  (a)           2,252,980

Enzon                                                                                            27,500  (a)           1,700,875

Genzyme                                                                                          71,840  (a)           3,875,768

Health Management Associates, Cl. A                                                             132,000  (a)           2,572,680

IDEC Pharmaceuticals                                                                             55,100  (a)           3,304,898

IDEXX Laboratories                                                                               68,140  (a)           1,717,128

IVAX                                                                                            130,850  (a)           2,688,968

Laboratory Corporation of America Holdings                                                       30,200  (a)           2,603,240

Lincare Holdings                                                                                121,080  (a)           3,111,756

Orthodontic Centers of America                                                                   93,940  (a)           2,370,106

St. Jude Medical                                                                                 27,400  (a)           1,945,400

Waters                                                                                           91,420  (a)           3,244,496

                                                                                                                      42,836,167

INTEREST SENSITIVE--18.8%

A.G. Edwards                                                                                     39,460                1,560,248

Allied Capital                                                                                   78,100                1,758,812

Ambac Financial Group                                                                            45,440                2,181,120

Arthur J. Gallagher & Co.                                                                        78,980                2,885,929

Banknorth Group                                                                                 111,370                2,442,344

Charter One Financial                                                                            98,991                2,697,505

City National                                                                                    62,700                2,570,700

Crescent Real Estate Equities                                                                    88,100                1,551,441

Dime Bancorp                                                                                     62,800                2,127,664

Equity Residential Properties Trust                                                              67,100                1,741,245

First Tennessee National                                                                         62,500                2,159,375

Golden State Bancorp                                                                             62,700                1,590,072

GreenPoint Financial                                                                             65,070                2,085,494

                                                             The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

H&R Block                                                                                        85,100                2,900,208

Investment Technology Group                                                                      27,527  (a)           1,773,014

M&T Bank                                                                                         40,260                2,637,030

Mack-Cali Realty                                                                                 42,000                1,302,000

Marshall & Ilsley                                                                                47,300                2,773,672

North Fork Bancorporation                                                                        73,700                2,056,230

Old Republic International                                                                       93,700                2,377,169

Principal Financial Group                                                                        52,200  (a)           1,174,500

Radian Group                                                                                     92,788                3,142,730

TCF Financial                                                                                    73,100                3,070,200

Waddell & Reed Financial, Cl. A                                                                  58,995                1,503,782

Washington Federal                                                                               51,000                1,155,150

Wilmington Trust                                                                                 32,200                1,828,960

                                                                                                                      55,046,594

INTERNET--.4%

SonicWALL                                                                                        74,760  (a)           1,061,592

PRODUCER GOODS & SERVICES--10.8%

American Standard                                                                                45,080  (a)           2,610,132

Arch Coal                                                                                        55,200                1,217,160

Bowater                                                                                          33,800                1,511,536

CNF                                                                                              56,330                1,244,330

CSX                                                                                              63,800                2,150,060

Clayton Homes                                                                                   124,500                1,743,000

Cytec Industries                                                                                 56,190  (a)           1,344,627

Engelhard                                                                                        68,300                1,788,094

GATX                                                                                             36,600                  968,070

Genuine Parts                                                                                    73,300                2,382,250

ITT Industries                                                                                   41,400                1,990,926

Jacobs Engineering Group                                                                         44,800  (a)           2,936,192

Lubrizol                                                                                         50,800                1,429,512

Lyondell Chemical                                                                               131,000                1,743,610

Plum Creek Timber                                                                                66,100                1,826,343

Sigma-Aldrich                                                                                    39,300                1,474,536

Teekay Shipping                                                                                  30,400                  840,256

Terex                                                                                            71,500  (a)           1,159,015

Tidewater                                                                                        42,000                1,269,240

                                                                                                                      31,628,889

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--10.3%

Affiliated Computer Services, Cl. A                                                              33,500  (a)           2,949,675

CSG Systems International                                                                        39,100  (a)           1,222,266

Catalina Marketing                                                                               27,900  (a)             771,435

Charter Communications, Cl. A                                                                    65,000  (a)             919,100

Convergys                                                                                        37,160  (a)           1,044,196

DST Systems                                                                                      55,080  (a)           2,255,526

E.W. Scripps, Cl. A                                                                              17,200                1,060,724

Hispanic Broadcasting                                                                            65,600  (a)           1,099,456

Jack Henry & Associates                                                                          65,100                1,605,366

KPMG Consulting                                                                                  70,800                  872,256

Knight-Ridder                                                                                    26,700                1,501,875

R. R. Donnelley & Sons                                                                           63,300                1,614,150

Republic Services                                                                               119,300  (a)           1,954,134

Robert Half International                                                                        89,040  (a)           1,836,895

Ryder System                                                                                     80,500                1,505,350

SunGard Data Systems                                                                            121,460  (a)           3,060,792

Telephone and Data Systems                                                                       20,800                1,828,320

Viad                                                                                             61,000                1,189,500

Westwood One                                                                                     83,860  (a)           1,995,029

                                                                                                                      30,286,045

TECHNOLOGY--16.4%

Advanced Fibre Communications                                                                    43,700  (a)             814,131

Autodesk                                                                                         51,100                1,697,542

Avnet                                                                                           107,300                2,213,599

Cadence Design Systems                                                                          113,200  (a)           2,393,048

Citrix Systems                                                                                   38,600  (a)             903,240

Diebold                                                                                          54,400                1,974,720

Electronic Arts                                                                                  53,600  (a)           2,758,256

Electronics For Imaging                                                                          41,900  (a)             824,592

Harris                                                                                           23,900                  819,292

Intergrated Device Technology                                                                    37,700  (a)           1,049,945

L-3 Communications Holdings                                                                      27,100  (a)           2,354,177

Macrovision                                                                                      50,500  (a)           1,242,805

Microchip Technology                                                                             77,750  (a)           2,427,355

NVIDIA                                                                                           80,100  (a)           3,433,086

Network Associates                                                                               64,500  (a)           1,238,400

Polycom                                                                                          76,500  (a)           2,293,470

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

RF Micro Devices                                                                                 58,000  (a)           1,185,520

RSA Security                                                                                    170,150  (a)           2,048,606

Reynolds & Reynolds, Cl. A                                                                       38,900                  923,875

SCI Systems                                                                                      42,500  (a)             863,175

SPX                                                                                              23,200  (a)           2,310,720

Semtech                                                                                          52,660  (a)           1,987,915

Sybase                                                                                          129,400  (a)           1,759,840

Symantec                                                                                         30,400  (a)           1,671,696

Symbol Technologies                                                                              55,400                  711,890

Synopsys                                                                                         23,300  (a)           1,095,100

Tech Data                                                                                        36,900  (a)           1,575,261

Tollgrade Communications                                                                         40,800  (a)           1,039,992

TriQuint Semiconductor                                                                           53,840  (a)             951,891

Vignette                                                                                        334,990  (a)           1,567,753

                                                                                                                      48,130,892

UTILITIES--5.3%

Allegheny Energy                                                                                 77,300                2,825,315

Ameren                                                                                           65,000                2,606,500

Broadwing                                                                                        93,850  (a)             869,051

Calpine                                                                                         127,260  (a)           3,149,685

Energy East                                                                                      86,000                1,618,520

Montana Power                                                                                   255,700  (a)           1,523,972

TECO Energy                                                                                     114,000                2,935,500

                                                                                                                      15,528,543

TOTAL COMMON STOCKS

   (cost $250,186,255)                                                                                               286,569,671

12
                                                                                               Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  2.56%, dated 10/31/2001, due 11/01/2001

  in the amount of $800,057 (fully collateralized by

  $822,000 U.S. Treasury Bills, 3.29%, 2/21/2002,

   value $816,846)
   (cost $800,000)                                                                              800,000                  800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $250,986,255)                                                             98.1%              287,369,671

CASH AND RECEIVABLES (NET)                                                                         1.9%                5,553,166

NET ASSETS                                                                                       100.0%              292,922,837

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                           250,986,255   287,369,671

Cash                                                                   1,428,079

Receivable for investment securities sold                              4,929,712

Dividends and interest receivable                                        187,902

Receivable for shares of Capital Stock subscribed                         45,953

                                                                     293,961,317
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   342,465

Payable for investment securities purchased                             644,556

Payable for shares of Capital Stock redeemed                             51,459

                                                                      1,038,480
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,922,837
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     250,909,895

Accumulated net realized gain (loss) on investments                   5,629,526

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            36,383,416
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,922,837



NET ASSET VALUE PER SHARE

                                        Class A           Class B             Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       15,737,467         20,985,653           3,256,806          252,873,624               69,287

Shares Outstanding                      911,728          1,281,717             198,763           14,456,979                4,035
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          17.26             16.37               16.39                17.49                17.17

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       3,621,198

Interest                                                               382,135

TOTAL INCOME                                                         4,003,333

EXPENSES:

Management fee--Note 2(a)                                            4,526,384

Distribution and service fees-Note 2(b)                                313,549

Interest expense--Note 4                                                 5,590

Loan commitment fees--Note 4                                             4,073

TOTAL EXPENSES                                                       4,849,596

INVESTMENT (LOSS)                                                     (846,263)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              7,011,011

Net unrealized appreciation (depreciation) on investments          (55,757,886)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (48,746,875)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (49,593,138)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (846,263)          (1,459,597)

Net realized gain (loss) on investments         7,011,011           21,482,069

Net unrealized appreciation (depreciation)
   on investments                             (55,757,886)          53,986,459

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (49,593,138)          74,008,931
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (210,523)                   --

Class B shares                                  (329,681)                   --

Class C shares                                   (54,665)                   --

Class R shares                                (5,050,341)                   --

Class T shares                                      (316)                   --

TOTAL DIVIDENDS                               (5,645,526)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 40,489,866            38,991,112

Class B shares                                  3,852,209             4,726,701

Class C shares                                    733,778             1,020,623

Class R shares                                 37,104,435            99,351,267

Class T shares                                     70,048                 7,240

16
                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                 2000
================================================================================

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    193,321                --

Class B shares                                    288,085                --

Class C shares                                     33,523                --

Class R shares                                  3,875,906                --

Class T shares                                        306                --

Cost of shares redeemed:

Class A shares                                (39,763,055)         (41,099,899)

Class B shares                                 (4,179,590)          (8,461,616)

Class C shares                                   (970,188)          (1,606,075)

Class R shares                               (138,370,611)         (79,651,662)

Class T shares                                         --               (1,082)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (96,641,967)          13,276,609

TOTAL INCREASE (DECREASE) IN NET ASSETS      (151,880,631)          87,285,540
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           444,803,468          357,517,928

END OF PERIOD                                 292,922,837          444,803,468

                                                             The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000
================================================================================

CAPITAL SHARE TRANSACTIONS:

CLASS A (A

Shares sold                                     2,256,768            2,055,425

Shares issued for dividends reinvested              9,540                  --

Shares redeemed                                (2,204,858)          (2,145,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      61,450             (90,554)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       212,685             257,844

Shares issued for dividends reinvested             14,884                  --

Shares redeemed                                  (234,494)           (458,292)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,925)           (200,448)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        40,334              56,080

Shares issued for dividends reinvested              1,731                  --

Shares redeemed                                   (54,606)            (87,778)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (12,541)            (31,698)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,929,877           5,067,310

Shares issued for dividends reinvested            189,010                  --

Shares redeemed                                (7,298,163)         (4,113,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,179,276)            953,506
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         3,640                380

Shares issued for dividends reinvested                 15                  --

Shares redeemed                                        --                (60)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,655                320

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 26,465 CLASS B SHARES REPRESENTING $482,890 WERE AUTOMATICALLY CONVERTED TO 25,196 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 34,996 CLASS B SHARES REPRESENTING $632,584 WERE AUTOMATICALLY CONVERTED TO 33,617 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.10          16.67          15.18          18.89         15.13

Investment Operations:

Investment (loss)                                                (.08)(a)       (.12)(a)       (.04)(a)       (.02)         (.04)

Net realized and unrealized gain (loss)
   on investments                                               (2.50)          3.55           1.53          (2.78)         4.52

Total from Investment Operations                                (2.58)          3.43           1.49          (2.80)         4.48

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --           (.91)         (.72)

Net asset value, end of period                                  17.26          20.10           16.67         15.18         18.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.05)         20.50            9.81        (15.42)        30.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.50           1.50            1.50          1.50          1.50

Ratio of investment (loss)
   to average net assets                                         (.40)          (.53)           (.25)         (.32)         (.35)

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          15,737         17,090          15,688        13,462         9,190

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.22          16.06          14.75          18.51         14.95

Investment Operations:

Investment (loss)                                                (.21)(a)       (.32)(a)       (.16)(a)       (.11)         (.03)

Net realized and unrealized gain (loss)
   on investments                                               (2.38)          3.48           1.47          (2.74)         4.31

Total from Investment Operations                                (2.59)          3.16           1.31          (2.85)         4.28

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --           (.91)         (.72)

Net asset value, end of period                                  16.37          19.22           16.06         14.75         18.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.70)         19.68            8.88        (16.10)        29.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25            2.25          2.25          2.25

Ratio of investment (loss)
   to average net assets                                        (1.15)         (1.26)           (.99)        (1.07)        (1.02)

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          20,986         24,767          23,918        25,183        19,257

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.
20

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.23          16.07         14.75          18.52         14.95

Investment Operations:

Investment income (loss)--net                                    (.21)(a)       (.32)(a)      (.16)(a)       (.14)          .01

Net realized and unrealized gain (loss)
   on investments                                               (2.37)          3.48          1.48          (2.72)         4.28

Total from Investment Operations                                (2.58)          3.16          1.32          (2.86)         4.29

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --             --           (.91)         (.72)

Net asset value, end of period                                  16.39          19.23         16.07          14.75         18.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.64)         19.66          8.88         (16.08)        29.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25          2.25           2.25          2.25

Ratio of investment (loss)
   to average net assets                                        (1.15)         (1.26)         (.99)         (1.08)        (1.01)

Portfolio Turnover Rate                                         65.52          80.12         43.32          47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,257          4,064         3,906          4,323         3,647

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.31          16.81          15.27         18.96         15.15

Investment Operations:

Investment income (loss)--net                                    (.03)(a)       (.05)(a)        .00(a,b)     (.01)          .00(b)

Net realized and unrealized gain (loss)
   on investments                                               (2.53)          3.55           1.54         (2.77)         4.53

Total from Investment Operations                                (2.56)          3.50           1.54         (2.78)         4.53

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --          (.91)         (.72)

Net asset value, end of period                                  17.49          20.31           16.81         15.27        18.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (12.81)         20.82           10.08        (15.31)       31.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25            1.25          1.25         1.25

Ratio of net investment income (loss)
   to average net assets                                         (.15)          (.27)             --          (.07)         .02

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44        39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         252,874        398,876         314,005       238,953      244,292

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

22
                                                                                                     Year Ended October 31,
                                                                                       ---------------------------------------------

CLASS T SHARES                                                                         2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  20.05           16.67          16.70

Investment Operations:

Investment (loss)                                                                      (.12)(b)        (.14)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.50)           3.52           (.01)

Total from Investment Operations                                                      (2.62)           3.38           (.03)

Distributions:

Dividends from net realized gain on investments                                        (.26)            --               --

Net asset value, end of period                                                        17.17           20.05          16.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (13.28)          20.28           (.18)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.75            1.75            .35(d)

Ratio of investment (loss)
   to average net assets                                                               (.63)           (.82)          (.14)(d)

Portfolio Turnover Rate                                                               65.52           80.12          43.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    69               8             1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(tm) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

24

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained  at  all  times.  The  fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay
in    recov-

                                                                  The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. At October 31, 2001, the fund had no securities loaned outstanding.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

26

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $846,263 and decreased paid-in capital by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket
expenses.   The   Chairman  of  the  Board  receives  an  additional

                                                                 The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $231 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $40,457, $175,617, $29,013 and $126, respectively, pursuant to their
respective    Plans.    During    the   period   ended   October   31,   2001,

28

Class B, Class C and Class T shares were charged $58,539, $9,671 and $126, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $232,771,572 and $326,788,010, respectively.

At  October 31, 2001, accumulated net unrealized appreciation on investments was
$36,383,416,   consisting  of  $59,682,570  gross  unrealized  appreciation  and
$23,299,154 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The  average  daily  amount  of  borrowings outstanding during the period ending
October 31, 2001, was approximately $84,100, with a related weighted average annualized interest rate of 6.65%.

                                                             The Fund 29

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Company Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

30

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.2510 per share as a long-term capital gain distribution paid on December 11, 2000 and designates $.0050 per share as a long-term capital gain distribution paid on March 28, 2001.

                                                             The Fund 31

NOTES

                                                           For More Information

                        Dreyfus Premier
                        Small Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:  The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  385AR1001

                                MPAM FUNDS TRUST
                                     PART C
                                OTHER INFORMATION


Item 15.  Indemnification

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, PROVIDED THAT
(i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such

Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

      In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless (i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

Item 16.  Exhibits

       (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

       (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

       (3)            Not Applicable.

       (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

       (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

       (6)            (a)    Investment Advisory Agreement between MPAM Funds
                      Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to the Registration Statement, SEC File No. 333-34844, filed on September 15, 2000.

                      (b) Form of Amended Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers is incorporated herein by reference to Exhibit (e) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

       (7) Form of Distribution Agreement between MPAM Funds Trust and Dreyfus Service Corporation is incorporated herein by reference to Exhibit (f) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

       (8)            Not Applicable.

       (9) Form of Mutual Fund Custody and Services Agreement between MPAM Funds Trust and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

       (10)           (a)    Distribution Plan dated as of March 5, 2002,
                      effective as of May 15, 2002, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                      (b) Amended and Restated Rule 18f-3 Plan dated March 5, 2002, is incorporated herein by reference to Exhibit (o) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

       (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

       (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

       (13)           (a)    Transfer Agent Agreement dated as of June 14, 2000,
                      is incorporated herein by reference to Exhibit 13(a) to the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                      (b) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to
                      Exhibit 13(b) of the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                      (c) Amended and Restated Administration Agreement dated as of June 5, 2001, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                      (d) Form of Amended and Restated Administration Agreement between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (i)(4) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                      (e) Amended and Restated Fee Waiver Agreement dated July 11, 2001, is incorporated herein by reference to Exhibit (h)(4) of Pre-effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                      (f) Shareholder Services Plan dated May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on May 9, 2001.

                      (g) Shareholder Services Plan dated May 9, 2001 and revised as of May 15, 2002, is incorporated herein by reference to Exhibit (i)(7) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

       (14)           Consent of KPMG LLP. Filed herewith.

       (15)           Not Applicable.

       (16)           (a)    Power of Attorney for Officers dated March 5, 2002,
                      is incorporated herein by reference to Exhibit 16(a) of the Registration Statement on Form N-14, SEC File No. 333-87602, filed on May 6, 2002.

                      (b) Power of Attorney for Trustees dated March 5, 2002, is incorporated herein by reference to Exhibit 16(b) of the Registration Statement on Form N-14, SEC File No. 333-87602, filed on May 6, 2002.

       (17)           Not Applicable.

       Item 17.  Undertakings.

       (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

       (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

       As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York, State of New York, on the 6th day of May 2002.

                                MPAM FUNDS TRUST
                                (Registrant)

                                By:  /s/ David F. Lamere
                                     --------------------------
                                     David F. Lamere*, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                       Title               Date
              ----------                       -----               ----

/s/ David F. Lamere                   President                    May 6, 2002
-----------------------------
David F. Lamere*

/s/ James Windels                     Treasurer                    May 6, 2002
-----------------------------
James Windels*

/s/ Ronald Ross Davenport             Trustee                      May 6, 2002
-----------------------------
Ronald Ross Davenport*

/s/ John L. Diederich                 Trustee                      May 6, 2002
-----------------------------
John L. Diederich*

/s/ Maureen D. McFalls                Trustee                      May 6, 2002
-----------------------------
Maureen D. McFalls*

/s/ Patrick J. O'Connor               Trustee                      May 6, 2002
-----------------------------
Patrick J. O'Connor*

/s/ Kevin C. Phelan                   Trustee                      May 6, 2002
-----------------------------
Kevin C. Phelan*

/s/ Patrick J. Purcell                Trustee                      May 6, 2002
-----------------------------
Patrick J. Purcell*

/s/ Thomas F. Ryan, Jr.               Trustee                      May 6, 2002
-----------------------------
Thomas F. Ryan, Jr.*

*By: /s/ Jeff Prusnofsky
     ------------------------
     Jeff Prusnofsky, Attorney-in-Fact

                                  EXHIBIT INDEX


         (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

         (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

         (3)         Not Applicable.

         (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

         (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

         (6)         (a)   Investment Advisory Agreement between MPAM Funds
                     Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to the Registration Statement, SEC File No. 333-34844, filed on September 15, 2000.

                     (b) Form of Amended Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers is incorporated herein by reference to Exhibit (e) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

         (7) Form of Distribution Agreement between MPAM Funds Trust and Dreyfus Service Corporation is incorporated herein by reference to Exhibit (f) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

         (8)         Not Applicable.

         (9) Form of Mutual Fund Custody and Services Agreement between MPAM Funds Trust and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

         (10)

                     (a) Distribution Plan dated as of March 5, 2002, effective as of May 15, 2002, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                     (b) Amended and Restated Rule 18f-3 Plan dated March 5, 2002, is incorporated herein by reference to Exhibit (o) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

         (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

         (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

         (13)        (a)   Transfer Agent Agreement dated as of June 14, 2000,
                     is incorporated herein by reference to Exhibit 13(a) to the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                     (b) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                     (c) Amended and Restated Administration Agreement dated as of June 5, 2001, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                     (d) Form of Amended and Restated Administration Agreement between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (i)(4) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                     (e) Amended and Restated Fee Waiver Agreement dated July 11, 2001, is incorporated herein by reference to Exhibit
                     (h)(4) of Pre-effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                     (f) Shareholder Services Plan dated May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on May 9, 2001.

                     (g) Shareholder Services Plan dated May 9, 2001 and revised as of May 15, 2002, is incorporated herein by reference to Exhibit (i)(7) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

         (14)        Consent of KPMG LLP. Filed herewith.

         (15)        Not Applicable.

         (16)        (a)   Power of Attorney for Officers dated March 5, 2002,
                     is incorporated herein by reference to Exhibit 16(a) of the Registration Statement on Form N-14, SEC File No. 333-87602, filed on May 6, 2002.

                     (b) Power of Attorney for Trustees dated March 5, 2002, is incorporated herein by reference to Exhibit 16(b) of the Registration Statement on Form N-14, SEC File No. 333-87602, filed on May 6, 2002.

         (17)        Not Applicable.